EXHIBIT 10(g)






                            THE LIZ CLAIBORNE 401(K)

                         SAVINGS AND PROFIT SHARING PLAN

                            (As Amended and Restated
           Effective as of January 1, 2002 to Include EGTRRA Changes)




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                                Table of Contents
                                -----------------

ARTICLE I General ...........................................................  3
     1.1          Effective Date.............................................  3
     1.2          Definitions................................................  3
     1.3          Plan Supplements...........................................  8

ARTICLE II Service ..........................................................  9
     2.1          General....................................................  9
     2.2          Year of Eligibility Service................................  9
     2.3          Years of Vesting Service...................................  9
     2.4          Changes in Employment Status and Application of
                  Different Service Crediting Rules to the Determination
                  of Eligibility............................................. 10
     2.5          Service With Acquired Companies or Businesses.............. 10

ARTICLE III Participation in the Plan........................................ 11
     3.1          Eligibility to Participate in the Plan..................... 11
     3.2          Transfer to Eligible Employment............................ 12
     3.3          Reemployment............................................... 12
     3.4          Inactive Participation..................................... 12
     3.5          Transfers Between Employers................................ 12
     3.6          No Employment Rights....................................... 12
     3.7          Rollover Participation..................................... 13
     3.8          Participation Voluntary For Certain Purposes............... 13
     3.9          Leased Employees........................................... 13

ARTICLE IV Contributions..................................................... 14
     4.1          Tax-Saver Contributions.................................... 14
     4.2          Contribution Agreement for Tax-Saver Contributions......... 14
     4.3          Time of Tax-Saver Contributions............................ 14
     4.4          Change in Contribution Rate................................ 14
     4.5          Voluntary Suspension of Tax-Saver Contributions............ 15
     4.6          Mandatory Suspension of Tax-Saver Contributions............ 15
     4.7          Matching Contributions..................................... 15
     4.8          Payment of Matching Contributions.......................... 15
     4.9          Matching Contributions Only For Permissible Tax-
                  Saver Contributions........................................ 16
     4.10         Qualified Non-Elective Contributions....................... 16
     4.11         Contributions for Military Service......................... 16
     4.12         Rollovers.................................................. 17
     4.13         Profit Sharing Contributions............................... 17
     4.14         Eligibility to Share in Profit Sharing Contributions....... 17
     4.15         Allocation of Profit Sharing Contributions and
                  Forfeitures................................................ 17

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                            Table of Contents
                               (continued)

     4.16         Contributions May Not Exceed Amount Deductible............. 17
     4.17         Form of Payment to Trustee................................. 17
     4.18         Time of Payment of Profit Sharing Contribution............. 18
     4.19         Profits Not Required....................................... 18

ARTICLE V Limits on Contributions............................................ 19
     5.1          Reduction of Contribution Rates............................ 19
     5.2          Limitations on Annual Additions............................ 19
     5.3          Excess Annual Additions.................................... 19
     5.4          Limitation on Elective Deferrals........................... 20
     5.5          Distribution of Excess Deferrals........................... 20
     5.6          Section 401(k) Limit on Tax-Saver Contributions............ 20
     5.7          Determination of Average Deferral Percentages.............. 21
     5.8          Treatment of Excess Tax-Saver Contributions................ 21
     5.9          Section 401(k)(3) Testing for Collective Bargaining
                  Unit Employees............................................. 22
     5.10         Section 401(m) Limit on Matching Contributions............. 22
     5.11         Determination and Correction of Excess Matching
                  Contributions.............................................. 22
     5.12         Special Testing Rules...................................... 23
     5.13         Aggregate Limit Under Section 401(m) of the Code........... 24

ARTICLE VI Accounts and Investment Funds..................................... 25
     6.1          Accounts................................................... 25
     6.2          Allocation of Contributions................................ 25
     6.3          Correction of Error........................................ 26
     6.4          Statement of Plan Interest................................. 26
     6.5          Investment Funds........................................... 26
     6.6          Investment Fund Accounting................................. 26
     6.7          Allocation of Fund Earnings and Changes in Value........... 26
     6.8          Investment Fund Elections.................................. 27
     6.9          Transfers Between Investment Funds......................... 27
     6.10         Liquidity.................................................. 27
     6.11         Voting and Tendering of Common Stock....................... 28
     6.12         Allocation Shall Not Vest Title............................ 29
     6.13         Committee Modifications.................................... 29

ARTICLE VII Vesting ......................................................... 30
     7.1          Matching and Profit Sharing Contributions.................. 30
     7.2          Tax-Saver, Qualified Non-Elective, Buy Back and
                  Rollover Contributions Accounts............................ 31
     7.3          Accelerated Vesting........................................ 31
     7.4          Forfeitures................................................ 31

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                                Table of Contents
                                   (continued)

     7.5          Restoration of Forfeiture and Buy Back Requirement......... 31
     7.6          Subaccount for Restored Amount............................. 32
     7.7          Application of Forfeitures................................. 32

ARTICLE VIII Withdrawals and Loans During Employment......................... 33
     8.1          Withdrawals At Age 59 1/2.................................. 33
     8.2          Withdrawal from Rollover Account........................... 33
     8.3          Hardship Withdrawals....................................... 33
     8.4          Hardship Defined........................................... 33
     8.5          Vesting Adjusted to Reflect Withdrawals.................... 34
     8.6          Withdrawal Payment......................................... 34
     8.7          Loans...................................................... 34
     8.8          Loan Requirements.......................................... 35
     8.9          Valuation for Loan Processing.............................. 36
     8.10         Funding of Participant Loans............................... 36
     8.11         Allocation of Loan Among Investment Funds.................. 36
     8.12         Loan Repayment............................................. 36
     8.13         Loan Expenses.............................................. 36
     8.14         Disposition of Loan Upon Certain Events.................... 36
     8.15         Compliance with Applicable Law............................. 37
     8.16         Loan Default............................................... 37

ARTICLE IX Distributions to Participants After Termination of Employment..... 38
     9.1          Distributions to Participants After Termination of
                  Employment................................................. 38
     9.2          Distribution Only Upon Separation From Service............. 38
     9.3          Form of Payment............................................ 38
     9.4          Direct Rollover Option..................................... 38
     9.5          Put Option................................................. 39
     9.6          Facility of Payment........................................ 39
     9.7          Interests Not Transferable................................. 39
     9.8          Absence of Guaranty........................................ 40
     9.9          Missing Participants or Beneficiaries...................... 40
     9.10         Doubt as to Right to Payment............................... 40
     9.11         Limits on Commencement and Duration of Payments............ 40
     9.12         Contributions Subsequent to Distribution................... 41
     9.13         Payments to Minors......................................... 41
     9.14         Identity of Proper Payee................................... 41
     9.15         Inability to Locate Payee.................................. 42
     9.16         Estoppel of Participants and Their Beneficiaries........... 42
     9.17         Community Property Laws.................................... 42


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                                Table of Contents
                                   (continued)

ARTICLE X Distribution Upon Death of Participant............................. 43
     10.1         Distribution to Beneficiary................................ 43
     10.2         Distribution Upon Death of Participant..................... 43
     10.3         Designation of Beneficiary................................. 43
     10.4         Change of Beneficiary...................................... 44
     10.5         Failure to Designate Beneficiary........................... 44
     10.6         Proof of Death............................................. 44
     10.7         Discharge of Liability..................................... 44

ARTICLE XI Trust Fund ....................................................... 45
     11.1         Trust Agreement............................................ 45
     11.2         No Diversion of Trust Fund................................. 45
     11.3         Duration of Trust.......................................... 45
     11.4         Company as Agent........................................... 45

ARTICLE XII Administration................................................... 46
     12.1         Committee.................................................. 46
     12.2         Committee Powers and Authority............................. 46
     12.3         Limitation of Liability and Indemnification................ 47
     12.4         Committee Action........................................... 47
     12.5         Subcommittees, Counsel and Agents.......................... 47
     12.6         Reliance on Information.................................... 48
     12.7         Instructions to Trustee.................................... 48
     12.8         Fiduciaries................................................ 48
     12.9         Genuineness of Documents................................... 49
     12.10        Proper Proof............................................... 49
     12.11        Claims Procedure........................................... 49
     12.12        Recordkeeper............................................... 49
     12.13        Administrative Expenses.................................... 49

ARTICLE XIII Discontinuing Participation and Right of Company to Amend or
                  Terminate.................................................. 50
     13.1         Discontinuance of Participation By an Employer............. 50
     13.2         Amendment.................................................. 50
     13.3         Termination................................................ 50
     13.4         Plan Merger................................................ 51

ARTICLE XIV Miscellaneous.................................................... 52
     14.1         Appropriate Forms and Filing with Committee................ 52
     14.2         Governing Laws............................................. 52
     14.3         Separability............................................... 52
     14.4         Captions................................................... 52
     14.5         Limitation of Liability.................................... 52
     14.6         Construction............................................... 52
     14.7         Action by Employers........................................ 53

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                                Table of Contents
                                   (continued)

     14.8         Family Members of Highly Compensated Employees............. 53

ARTICLE XV "Top-Heavy" Provisions............................................ 54
     15.1         Applicable Plans........................................... 54
     15.2         Key Employee............................................... 54
     15.3         Top Heavy Condition........................................ 55
     15.4         Determination Date......................................... 55
     15.5         Valuation.................................................. 55
     15.6         Distribution within Five Years............................. 55
     15.7         No Services within Five Years.............................. 55
     15.8         Compliance with Code Section 416........................... 55
     15.9         Deductible Employee Contributions.......................... 55
     15.10        Beneficiaries.............................................. 55
     15.11        Accrued Benefit Under Defined Benefit Plans................ 55
     15.12        Provisions Applicable in "Top-Heavy" Years................. 56
SUPPLEMENT A ................................................................ 61
SUPPLEMENT B ................................................................ 64
SUPPLEMENT C ................................................................ 70
SUPPLEMENT D ................................................................ 75



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                            THE LIZ CLAIBORNE 401(K)

                         SAVINGS AND PROFIT SHARING PLAN

                             As Amended and Restated
                         Effective as of January 1, 2002

            The Liz Claiborne 401(k) Savings and Profit Sharing Plan

                            (As Amended and Restated
           Effective as of January 1, 2002 to Include EGTRRA Changes)


                                    Preamble

     Effective January 1, 1985, Liz Claiborne, Inc. (the "Company") adopted the Liz Claiborne Savings Plan (the "Plan"), a stock bonus plan that provides for contributions pursuant to section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), which plan has been amended and restated from time to time.

     Effective January 1, 1983, the Company adopted the Liz Claiborne Profit Sharing Retirement Plan (the "Profit Sharing Plan"), a profit sharing plan that provides for employer profit sharing contributions, which plan has also been amended and restated from time to time.

     On June 9, 1999 the Company acquired approximately 85% of the stock of Lucky Brand Dungarees, Inc. ("Lucky"), the sponsor of the Lucky Brand Employee Retirement Plan and Trust (the "Lucky Plan"), a profit sharing plan providing for contributions under section 401(k) of the Code.

     On June 11, 1999, the Company acquired approximately 85% of the stock of Segrets, Inc. ("Segrets"), the sponsor of the Segrets, Inc. 401(k) Profit Sharing Plan (the "Segrets Plan"), a profit sharing plan providing for contributions under section 401(k) of the Code.

     On November 2, 1999 the Company acquired 100% of the stock of Podell Industries, Inc., the sponsor of the Podell Industries, Inc. 401(k) Profit Sharing Plan (the "Laundry Plan"), a profit sharing plan providing for contributions under section 401(k) of the Code.

     Effective as of April 1, 2000, the Company amended and restated the Plan to reflect the merger into it of the Profit Sharing Plan, the Lucky Plan, and the Segrets Plan effective as of December 31, 1999 and the Laundry Plan effective as of April 1, 2000; and (ii) to further amend the Plan to comply with the provisions of the Uruguay Round Agreements Act (also referred to as "GATT"), the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA"), the Small Business Job Protection Act of 1996 ("SBJPA"), the Taxpayer Relief Act of 1997 ("TRA 97"), the Internal Revenue Service Restructuring and Reform Act of 1998 ("RRA `98"), and the Community Renewal Tax Relief Act of 2000 ("CRA"), (together, the "GUST provisions"), as well as other amendments determined by the

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Company to be appropriate to further the purposes of the Plan, effective as of the dates required by such provisions of law or as expressly set forth herein, and otherwise as of the date hereof.

     Effective as of January 1, 2002, the Plan was amended and restated to make additional GUST changes and to modify certain eligibility rules.

     The Plan is hereby further amended and restated effective as of January 1, 2002 to comply with the provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), and to provide for other amendments determined by the Company to be appropriate to further the purposes of the Plan, effective as of the dates required by such provisions of law or as expressly set forth herein, and otherwise as of the date hereof.

     The Plan as amended and restated herein is intended to qualify as a profit sharing plan within the meaning of section 401(a) of the Code with a cash or deferred arrangement within the meaning of section 401(k) of the Code.


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                                    ARTICLE I

                                     General

1.1 Effective Date. The effective date of this amendment and restatement is January 1, 2002. Except as expressly provided herein, the rights of a Participant or an Eligible Employee who has terminated employment and who does not have an Hour of Service on or after the Effective Date shall be determined by the terms of the Plan in effect immediately prior to the Effective Date. Notwithstanding the forgoing, certain provisions of this document are intended to comply with changes to the Code made by the GUST provisions, and shall have the effective dates of such changes. To the extent applicable, any provisions of the Plan intended to comply with the GUST provisions shall also be considered amendments to the prior version of this Plan, the Profit Sharing Plan, the Lucky Plan, the Segrets Plan and the Laundry Plan as of the relevant effective dates.

1.2 Definitions. Terms used frequently with the same meaning are capitalized; some terms are defined below, others in the section of the Plan to which they principally pertain.

     (a) When used in this Plan, the following terms shall have the designated meanings, unless a different meaning is clearly required by the context:

          (i) "Accounts". A Participant's Profit Sharing Contributions, Matching Contributions, Tax-Saver Contributions, Qualified Non-Elective Contributions, Buy-Back and Rollover Accounts.

          (ii) "Affiliate". A Controlled Group Member or an Affiliated Service Group Member.

          (iii) "Affiliated Service Group Member". Any (A) member of an affiliated service group, within the meaning of section 414(m) of the Code, that includes the Company or a Controlled Group Member, or (B) organization aggregated with the Company or a Controlled Group Member pursuant to section 414(o) of the Code, but only if and to the extent (including time period) required by such sections.

          (iv) "Appropriate Form". The form prescribed by the Recordkeeper for a particular purpose specified in the Plan, as more fully described in
     Section 14.1.

          (v) "Beneficiary". The person or persons entitled to benefits under the Plan following a Participant's death, pursuant to Article X.

          (vi) "Board of Directors". The Board of Directors of the Company, or any duly authorized committee thereof.

          (vii) "Buy-Back Account". A separate account maintained for a Participant which reflects his share of the Trust Fund attributable to his repayment of a prior distribution under Section 7.5.

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          (viii) "Code". The Internal Revenue Code of 1986 as amended from time to time. Reference to a specific provision of the Code shall include such provision, any valid regulation or ruling promulgated thereunder and any comparable provision of future law that amends, supplements or supersedes such provision.

          (ix) "Committee". The administrative/investment committee provided for in Article XII.

          (x) "Common Stock". Common stock of the Company.

          (xi) "Company". Liz Claiborne, Inc. a Delaware Corporation, or any successor thereto by merger, consolidation or otherwise

          (xii) "Company Stock Fund". An Investment Fund invested primarily in Common Stock.

          (xiii) "Compensation". An individual's base salary or base wages and commissions paid by an Employer to an Eligible Employee, excluding bonuses, overtime, and all other forms of extra compensation, but determined before giving effect to any Contribution Agreement under this Plan, or any salary reduction or similar agreement under any plan described in sections 401(k), 125, or, effective January 1, 2001, 132(f)(4) of the Code. The total amount of a Participant's Compensation taken into account under the Plan for any Plan Year shall not exceed $200,000 as adjusted from time to time by operation of law under section 401(a)(17) of the Code.

          (xiv) "Contribution Agreement". An agreement by an Eligible Employee to reduce his Compensation otherwise payable in cash in order to receive Tax-Saver Contributions under the Plan, which agreement may be either express or deemed to have been made as provided in Section 4.2.

          (xv) "Controlled Group Member". Any trade or business, whether or not incorporated, during such period in which it controls, is controlled by, or is under common control with the Company within the meaning of section 414(b) or 414(c) of the Code.

          (xvi) "Disability". A Participant has incurred a Disability if he is determined by the Committee to have become incapable of performing all of the duties of his normal occupation because of an illness or accidental injury that is expected to be permanent or of indefinite duration. In making its determination the Committee may treat as conclusive evidence of Disability a Participant's qualification for disability benefits under the Social Security Act.

          (xvii) "Effective Date". See Section 1.1.

          (xviii) "Eligible Employee". See Section 3.1.

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          (xix) "Employer". The Company and any other Controlled Group Member which has adopted the Plan with the approval of the Company and which shall not have discontinued its sponsorship pursuant to Section 13.1.

          (xx) "Entry Date". The first day of each month and any other date established as an entry date by the Committee with respect to Eligible Employees generally, or such specified group of Eligible Employees as the Committee may prescribe in its discretion.

          (xxi) "ERISA". The Employee Retirement Income Security Act of 1974 as amended from time to time. Reference to a specific provision of ERISA shall include such provision, any valid regulation or ruling promulgated thereunder and any comparable provision of future law that amends, supplements or supersedes such provision.

          (xxii) "Full Time" and "Part Time". See Subparagraph 3.1(f)(i).

          (xxiii) "Highly Compensated Employee". For any Plan Year, an employee who received compensation from the Company and its Affiliates (as determined under section 414(q) of the Code) during the prior Plan Year in excess of $80,000 (as adjusted pursuant to section 414(q) of the Code) or who was a five percent (5%) owner (within the meaning of Section 414(q) of the Code) of the Company at any time during the current or prior Plan Year.

          (xxiv) "Hour of Service". Each hour for which an employee is paid or entitled to payment for the performance of duties for the Company, another Employer or an Affiliate, and each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company, an Employer or an Affiliate, disregarding payments made or due solely for purposes of complying with workers' compensation, unemployment compensation or disability insurance laws and payments which solely reimburse an employee for medical expenses and severance pay. Hours to be credited for reasons other than the performance of duties shall be determined and credited in accordance with the provisions of Department of Labor Regulation ss. 2530.200b-2(b) and (c). With respect to employees for whom hourly employment records are not regularly kept, the Committee shall establish such equivalents as it deems appropriate in accordance with Department of Labor Regulation 2530.200b-3(c).

          (xxv) "Investment Fund". A portion of the Trust Fund which is separately invested pursuant to Section 6.5.

          (xxvi) "Leased Employee". An individual treated as an employee of non-adopting Controlled Group Member pursuant to Section 3.9.

          (xxvii) "Matching Contributions". Contributions made by an Employer for a Participant under Section 4.7, based on the Tax-Saver Contributions made for the Participant.

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          (xxviii) "Matching Contributions Account". A separate account maintained for each Participant which reflects his share of the Trust Fund attributable to Matching Contributions.

          (xxix) "Maternity or Paternity Absence". An employee's absence from work because of the pregnancy of the employee, the birth of the employee's child or the adoption of a child by the employee or for purposes of caring for the employee's child immediately following such birth or adoption. The Committee may require the employee to furnish such information as it considers necessary to establish that such employee's absence was a maternity or paternity absence.

          (xxx) "Normal Retirement Date". An employee's 65th birthday.

          (xxxi) "One Year Break in Service". A continuous 12-month period of absence commencing on the earlier of the day an employee quits, retires, dies, or is discharged or, in the case of an absence for any other reason, the first anniversary of the first day of such absence if the employee is not paid or entitled to payment for the performance of duties for the Company or any Affiliate during such 12-month period. Solely for purposes of determining whether a One Year Break is Service has occurred, an employee who is absent from service beyond the first anniversary of the date on which his Maternity or Paternity Absence began shall be deemed to have terminated employment no later than the second anniversary of the date on which the Maternity or Paternity Absence began.

          (xxxii) "Participant". Any employee who has become a Participant in this Plan in accordance with Article II, and any other employee or former employee who has an undistributed Account balance under the Plan.

          (xxxiii) "Plan". The Liz Claiborne 401(k) Savings and Profit Sharing Plan (As Amended and Restated Effective as of April 1, 2000), as from time to time in effect.

          (xxxiv) "Plan Year". Each twelve-month period starting on January 1 and ending on December 31.

          (xxxv) "Profit Sharing Contributions". Contributions by an Employer under Section 4.13.

          (xxxvi) "Profit Sharing Contributions Account". A separate account maintained for each Participant which reflects his share of the Trust Fund attributable to Profit Sharing Contributions.

          (xxxvii) "Qualified Non-Elective Contributions". Discretionary contributions by an Employer for a Participant under Section 4.10.

          (xxxviii) "Recordkeeper". The entity which the Committee has employed to perform recordkeeping and certain other administrative functions for the Plan.

          (xxxix) "Rollover". A Participant's rollover contribution pursuant to
     Section 4.12.

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          (xl) "Rollover Account". A separate account maintained for each
     Participant which reflects his share of the Trust Fund attributable to his Rollovers.

          (xli) "Tax-Saver Contributions Account". A separate Account maintained for each Participant which reflects his share of the Trust Fund attributable to Tax-Saver Contributions.

          (xlii) "Tax-Saver Contributions". Contributions made by an Employer for the benefit of a Participant under Section 4.1, based on the amount by which the Participant elected (or is deemed to have elected) to reduce the Compensation otherwise payable to him in cash in accordance with Section 4.2.

          (xliii) Termination Date. The date on which an employee's employment with the Company and its Affiliates terminates for any reason.

          (xliv) "Total Earnings". Total compensation (as that term is defined in Treas. Regss.1.415-2(d)(ll)(i)) paid by the Company or an Affiliate to an individual, but determined before giving effect to any Contribution Agreement under this Plan (or any other cash or deferred arrangement described in section 401(k) of the Code) or to any similar reduction agreement pursuant to any cafeteria plan (within the meaning of section 125 of the Code) or, effective January 1, 2001, any qualified transportation fringe benefit plan (within the meaning of section 132(f)(4) of the Code). For purposes of Sections 5.7 and 5.11, Total Earnings shall be limited to such compensation paid by an Employer or Affiliate to an individual for the portion of the Plan Year during which he was eligible to make Tax-Saver Contributions or eligible to receive Matching Contributions, as applicable. Total earnings taken into account under the Plan for any Plan Year shall not exceed $200,000 as adjusted from time to time by operation of law under section 401(a)(17) of the Code.

          (xlv) "Treasury Regulations". Any regulation published by the Secretary of the Treasury with respect to any section of the Code, and any revenue ruling, notice or announcement of general application pertinent to any Code section published by the United States Treasury Department.

          (xlvi) "Trust Agreement". The trust agreement referred to in Article
     XI.

          (xlvii) "Trust Fund". All the assets held under the Plan by the Trustee as provided for in Article XI.

          (xlviii) "Trustee". The corporation, individual, individuals, or combination thereof which may at any time be acting as trustee under the Trust Agreement entered into in connection with the Plan.

          (xlix) "Valuation Date". Generally, each business day; for this purpose, a business day is any day on which the New York Stock Exchange is open. Notwithstanding the foregoing, the Committee, in its discretion, may suspend daily valuations for such period as it considers appropriate, or may designate a different

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     valuation cycle (such as monthly or quarterly), as long as there is a valuation as of the last business day of each Plan Year.

(l)      "Year of Eligibility Service". See Section 2.2

          (li) "Year of Vesting Service". See Section 2.3

          (b) Where the context permits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

1.3 Plan Supplements. The provisions of the Plan as applied to any Employer or any group of employees of any Employer may be modified or supplemented from time to time by the Company by the adoption of one or more "Supplements". Each Supplement shall form a part of the Plan as of the Supplement's effective date. In the event of any inconsistency between a Supplement and the Plan document, the terms of the Supplement shall govern.

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                                   ARTICLE II

                                     Service

2.1 General. Service is used under the Plan to determine when an employee is able to participate in the different types of contributions available under the Plan and when he has earned a vested, nonforfeitable right to such contributions. Service is determined differently for different purposes under the Plan.

2.2 Year of Eligibility Service. An employee will have earned a "Year of Eligibility Service" at the end of a twelve consecutive month computation period during which the employee is credited with at least 1,000 Hours of Service; such computation period shall begin on (a) the first day for which the employee is paid or entitled to payment for the performance of duties for the Company or an Affiliate or (b) any anniversary of such first day. The employee need not be employed at the end of such computation period to be credited with a Year of Eligibility Service.

2.3 Years of Vesting Service. An employee will have "Years of Vesting Service" equal to the number of years, computed to a fraction based upon 365 days comprising a year, elapsed since the first date for which the employee has an Hour of Service and ending on the day he last severs employment with the Company and its Affiliates, subject to the following:

     (a) An employee will have severed employment with the Company and its Affiliates on the earlier of (i) the day he quits, retires, dies or is discharged, or (ii) the first anniversary of the first day of an absence for any other reason.

     (b) If an employee's employment with the Company and its Affiliates is terminated and he incurs a One Year Break in Service, he shall not be credited with service for the period between the date he severed employment with the Company and its affiliates and the date, if any, of his reemployment by the Company or an Affiliate.

     (c) Any absence that is shorter than twelve full months shall count as vesting service.

     (d) The period between the first anniversary of the first day of a Maternity or Paternity Absence and the second anniversary shall be considered neither vesting service nor any part of a One Year Break in Service.

     (e) Vesting service earned by an employee after five (5) consecutive One Year Breaks in Service shall be disregarded in determining the vested percentage of his benefit under the Plan derived from Matching and Profit Sharing Contributions accrued prior to such break.

     (f) If an employee or Participant terminates employment with the Company and its Affiliates without having a vested interest in any portion of an Account and such employee or Participant incurs six (6) consecutive One Year Breaks in Service, his employment prior to the first such One Year break in Service shall be disregarded and he shall be treated as a new hire for purpose of when he may begin participation in the Plan and Section 3.1 after his reemployment. The foregoing rule of parity shall not affect an individual's retention of his Years of Vesting Service earned prior to his reemployment by the Company or an Affiliate for purposes of determining his vested interest in any Employer contributions first allocated to his Account after his reemployment.

2.4 Changes in Employment Status and Application of Different Service Crediting Rules to the Determination of Eligibility. In the event that an individual changes status from a Full Time employee to a Part Time employee or vice-versa (whether in connection with a termination of employment or otherwise) the following rules shall apply:

     (a) an employee who moves from Part Time status to Full Time status shall be credited with the greater of (i) the period of elapsed-time service that would be credited under Section 2.3 during the entire computation period in which the transfer occurs or (ii) the service creditable under Section 2.2 as of the date of transfer; and

     (b) An employee who moves from Full Time to Part Time status shall receive credit for Hours of Service in the computation period in which the transfer occurs for any elapsed time service earned prior to the date of transfer, determined by multiplying 45 by the number of weeks worked in any fractional part of a year credited under Section 2.3 prior to the transfer.

For purposes of the foregoing, the transfer will be deemed to have occurred on the date the employee returns to work when the change in status occurs in connection with an interruption of active employment.

Notwithstanding the foregoing, if an individual changes from Full Time to Part Time status after he has received his initial enrollment kit, he will continue to be treated as a Full Time employee for purposes of subparagraph 3.1(f)(i).

2.5 Service With Acquired Companies or Businesses. Notwithstanding the foregoing provisions of this Article II, in the event that the Company or an Employer acquires a business not previously included in the Company's "controlled group" of businesses within the meaning of section 414 of the Code, the Committee in its discretion may decide to recognize service with such business prior to the acquisition as though it were service with an Affiliate, to the extent that, and in accordance with such rules as, the Committee deems appropriate.

                                  ARTICLE III

                            Participation in the Plan

3.1 Eligibility to Participate in the Plan. An employee who was a Participant in the Plan (or in the Profit Sharing Plan) prior to the Effective Date with respect to eligibility to make Tax-Saver Contributions, eligibility to receive Matching Contributions or eligibility to share in Profit Sharing Contributions shall continue as a Participant with respect to such right(s) after the Effective Date if such employee is still employed in a group to which the Plan has been extended on the Effective Date. Each other employee of an Employer shall be an "Eligible Employee" with respect to a particular portion of the Plan as of the Entry Date coincident with or next following the date on which he first satisfies all of the following requirements:

     (a) he is employed in a group to which the Plan (or the relevant portion thereof) has been extended by the Company or his Employer; for this purpose an Employer may, in its discretion, determine that employees in a specified division, subdivision, plant, location or job classification of such Employer shall not be Eligible Employees, provided that no employee resident outside the continental United States shall be eligible to participate in the Plan regardless of the division, subdivision or other group to which such employee belongs unless the Senior Vice President, Human Resources of the Company expressly authorizes (in writing) the participation (or continued participation) in the Plan of persons resident in the location in which such employee resides or otherwise subject to the taxing authority of a particular jurisdiction or country other than the United States (including for this purpose Puerto Rico and any other United States territory with its own tax regime);

     (b) he does not perform services for the Company or an Employer under a contract, agreement, arrangement or understanding that purports to treat him as an independent contractor, a fragrance demonstrator or the employee of a leasing organization, agency or other entity, even if he is subsequently determined (by judicial action or otherwise) to have instead been a common law employee of such Employer;

     (c) his employment with the Company or his Employer is not covered by a collective bargaining agreement, unless participation in the Plan has been extended to him under the terms of such collective bargaining agreement;

     (d) he has attained age 21;

     (e) he is not a non-resident alien; and

     (f) he has satisfied the applicable service requirement for that portion of the Plan, as follows:

          (i) with respect to Tax-Saver Contributions, if he is a "Full Time" employee (that is, he is scheduled to work a full work week determined by the customary practice of his location, business unit or job description as determined by the Committee in its sole discretion), he has completed one half (1/2) of a Year of Vesting Service, or if he is a

     "Part Time" employee (that is, he is not a Full Time employee), he has completed a Year of Eligibility Service;

          (ii) with respect to Matching Contributions, if he is a Full Time employee, prior to January 1, 2002, he has completed a Year of Vesting Service (or has a Year of Eligibility Service for the computation period ending in the 2000 Plan Year) and after January 1, 2002, he has completed one-half (1/2) of a Year of Vesting Service, and if he is a Part Time employee, he has completed a Year of Eligibility Service;

          (iii) with respect to Profit Sharing Contributions, he has completed a Year of Eligibility Service, whether he is a Full Time or Part Time employee; and

          (iv) there is no service requirement for Rollover Contributions with respect to an otherwise eligible employee.

3.2 Transfer to Eligible Employment. If an employee transfers from a position with an Employer or Affiliate that is not covered by the Plan to a position with an Employer that is covered by the Plan, he shall become a Participant on the later of (a) the first Entry Date coincident with or next following the date of such transfer, or (b) the first Entry Date on which he could have become a Participant pursuant to Section 3.1 if his prior employment by the Employer or Affiliate had been in a position eligible for participation in the Plan.

3.3 Reemployment. If an employee who has terminated employment is rehired into an eligible group, he shall commence or resume participation under the Plan on the later of (a) the date of such rehire, or (b) the Entry Date coinciding with or next following that date he satisfies all of the requirements of Section 3.1, unless such employee is treated as a new hire for eligibility purposes under paragraph 2.3(f), in which case he must again satisfy the service requirements of paragraph 3.1(f).

3.4 Inactive Participation. If an individual ceases to meet all of the eligibility requirements of Section 3.1, such individual shall be considered an inactive Participant in the Plan for as long as any amount is credited to his Account under the Plan, but:

     (a) no contributions shall be made by or for him; and

     (b) except as otherwise expressly provided herein, he may not make a withdrawal or borrow under Section X after he ceases to be an employee of an Employer or an Affiliate.

3.5 Transfers Between Employers. If a Participant transfers from employment as an Eligible Employee with one Employer to employment as an Eligible Employee with another Employer his participation in the Plan shall not be interrupted and his Contribution Agreement (if any) with his prior Employer shall be deemed to apply to his second Employer in the same manner as it applied to his prior Employer.

3.6 No Employment Rights. The establishment of the Plan shall not be construed as conferring any rights upon any employee or any person for a continuation of his employment, nor shall it be construed as limiting in any way the right of any Employer or Affiliate to discharge any employee or to treat him without regard to the effect which such treatment might have upon him as a Participant under the Plan.

3.7 Rollover Participation. An employee who satisfies all of the requirements of
Section 3.1 other than paragraphs (d) and (f) may make a Rollover Contribution pursuant to Section 4.12 and thereby become a Participant as of the date of such contribution (if he has not previously become a Participant) only for the purposes of such Rollover, and shall not be eligible to share in Tax-Saver, Matching or Profit Sharing Contributions until he has qualified for such contributions in accordance with the applicable provisions of Section 3.1.

3.8 Participation Voluntary For Certain Purposes. Participation with respect to Tax-Saver and Matching Contributions in this Plan shall be voluntary and any person otherwise eligible may decline to participate in those portions of the Plan; participation with respect to Profit Sharing Contributions shall be automatic.

3.9 Leased Employees. The term "Leased Employee" means any person (a) who performs or performed services for an Employer, Affiliate, or Affiliated Service Group Member (hereinafter referred to as the "Recipient") pursuant to an agreement between the Recipient and any other person, (b) who has performed such services for the Recipient or for the Recipient and related persons (within the meaning of section 144(a)(3) of the Code) on a substantially full-time basis for a period of at least one year, and (c) whose services are performed under primary direction or control by the Recipient. A Leased Employee shall not be eligible to participate in this Plan but, to the extent required by section 414(n) of the Code and applicable Treasury Regulations, such person shall be treated as if the services performed by him in such capacity were performed by him as an employee of a Controlled Group Member which has not adopted the Plan, provided, however, that no such service shall be credited for any period during which not more than 20% of the non-Highly Compensated Employees of the Company and its Affiliates consists of Leased Employees and the Leased Employee is a participant in a money purchase pension plan maintained by the leasing organization which (a) provides for a non-integrated employer contribution of at least 10 percent of compensation, (b) provides for full and immediate vesting, and (c) covers all employees of the leasing organization (beginning with the date they become employees), other than those employees excluded under section 414(n)(5) of the Code.

                                   ARTICLE IV

                                  Contributions

4.1 Tax-Saver Contributions. Subject to the terms and conditions of the Plan, including Article V, an Eligible Employee may elect to have his Compensation reduced and a corresponding amount of Tax-Saver Contributions made on his behalf for each payroll period beginning prior to January 1, 2003 in an amount equal to any whole percentage of his Compensation for such payroll period between 1% and 15% inclusive. Effective for payroll periods beginning on and after January 1, 2003, an Eligible Employee who is not a Highly Compensated Employee may elect to have his Compensation reduced and a corresponding amount of Tax-Saver Contributions made on his behalf in an amount equal to any whole percentage of his Compensation for such payroll period between 1% and 50% inclusive, and an Eligible Employee who is a Highly Compensated Employee may make such an election with respect to his Compensation in an amount equal to any whole percentage of his Compensation for such payroll period between 1% and 8% inclusive. In each such case a whole percentage of his Compensation shall not be required if necessary or appropriate to comply with any applicable limitations on the amount of Tax-Saver Contributions permitted. Notwithstanding the foregoing, the Committee shall decrease the rate of a Participant's Tax-Saver Contributions for any payroll period to the extent the amount of the corresponding reduction, plus the amount of the Participant's deductions for such payroll period for welfare benefits sponsored by the Employer and any other withholding from pay required by law, would exceed the Participant's Compensation for such payroll period.

4.2 Contribution Agreement for Tax-Saver Contributions. Prior to April 1, 2000, to become a Participant for purposes of Tax-Saver Contributions an Eligible Employee must have completed and returned a Contribution Agreement. On and after April 1, 2000, an Eligible Employee, upon first becoming eligible to make Tax-Saver Contributions, shall be deemed to have completed a Contribution Agreement under which he agrees to reduce the Compensation otherwise payable to him in cash on each subsequent payroll date by 3% (or such other amount as the Committee may specify on a uniform and nondiscriminatory basis); provided, however, that any such individual may elect not to have such automatic contributions made on his behalf, or to have contributions made in a different amount, by providing such notification as the Committee may specify.

4.3 Time of Tax-Saver Contributions. Tax-Saver Contributions shall be contributed by the Participant's Employer as soon as reasonably practicable after the payroll date to which such contributions relate.

4.4 Change in Contribution Rate. Any Eligible Employee or Participant who previously has declined to make Tax-Saver Contributions and any Participant who has a Contribution Agreement in effect may prospectively increase or decrease the percentage of Tax-Saver Contributions to be made on his behalf within the limits specified in Section 4.1, effective as of a future payroll date, by giving notice on the Appropriate Form to the Committee at least thirty (30) days before such date or within such other period as the Committee may prescribe.

4.5 Voluntary Suspension of Tax-Saver Contributions. A Participant may voluntarily suspend his Contribution Agreement effective as of a future payroll date by giving notice to the Committee on the Appropriate Form at least thirty
(30) days before such date or within such other advance period as the Committee may prescribe. No Tax-Saver Contributions or Matching Contributions shall be made for any Participant with respect to any period during which his Contribution Agreement has been so suspended. An Eligible Employee may reinstate his Contribution Agreement as of the first day of any payroll period, by giving notice on the Appropriate Form at least thirty (30) days before the first day of such payroll period (or within such other advance period as the Committee may prescribe).

4.6 Mandatory Suspension of Tax-Saver Contributions. The Contribution Agreement of a Participant who makes a hardship withdrawal from his Tax-Saver Contributions Account pursuant to Section 8.3 shall be suspended as of the payroll period in which the withdrawal is made until:

     (a) for withdrawals made prior to January 1, 2002, the next payroll period that is at least 12 months after the date of such withdrawal;

     (b) for withdrawals made on or after January 1, 2002, the next payroll period that is at least 6 months after the date of such withdrawal.

An Eligible Employee may reinstate his Contribution Agreement as of the first day of any payroll period following a period of mandatory suspension under this
Section 4.6, by giving advance notice to the Committee on the Appropriate Form so that it is received by the Committee within such period as the Committee shall prescribe.

4.7 Matching Contributions. Matching Contributions shall be made with respect to Tax-Saver Contributions in accordance with the following:

     (a) For each payroll period beginning on or after the Effective Date the Employers shall make Matching Contributions to the Plan for each Participant who had a Contribution Agreement in effect during such payroll period, in an amount equal to 50% of such Participant's Tax-Saver Contributions and, effective January 1, 2003, such Participant's Catch-up Contributions, as defined in Section 4.20 for such payroll period that do not exceed, in the aggregate, 6% of his Compensation for that payroll period.

     (b) Prior to the Effective Date, at the end of each calendar quarter, the Employers would determine whether the Matching Contributions made pursuant to paragraph (a) above on a payroll-by-payroll basis equal, for that calendar quarter, 50% of the Participant's Tax-Saver Contributions for that quarter that do not exceed 5% of his Compensation for that quarter or, if shorter, so much of the quarter during which he was a Participant. If the amount contributed under paragraph (a) did not equal the amount required by this paragraph (b), the Employers would contribute the additional amount necessary to make the Participant whole. No such true-up contribution shall be made with respect to any calendar quarter commencing on or after the Effective Date.

4.8 Payment of Matching Contributions. Matching Contributions made with respect to a payroll period under paragraph 4.7(a) shall be paid to the Trustee as soon as reasonably practicable after the end of such period, and any true-up Matching Contributions made under paragraph 4.7(b) for a quarter shall be made as soon as practicable after such quarter, but in no event later than the due date (including extensions) of the Employer's federal income tax return for the tax year to which such contribution relates. Such Matching Contributions shall be allocated to the Participant's Matching Contributions Account as of such Valuation Date within the Plan Year as the Committee shall direct.

4.9 Matching Contributions Only For Permissible Tax-Saver Contributions. No Matching Contributions shall be made with respect to (i) Excess Tax-Saver Contributions (as defined in Section 5.8) distributable pursuant to Section 5.9,
(ii) Tax-Saver Contributions in excess of the elective deferral limit (as defined in Section 5.4), or (iii) excess Annual Additions that are refunded under Section 5.3. Any amounts paid into the Trust Fund with the intention that they constitute Matching Contributions with respect to such amounts shall be retained in the Trust Fund and applied to meet the obligation of the Employers to make contributions under this Article IV.

4.10 Qualified Non-Elective Contributions. For each Plan Year, each Employer shall contribute to the Trust Fund, in cash, such additional amounts (if any) as the Committee, in its sole discretion, shall determine to be necessary or desirable in order to meet the requirements of Sections 5.6 and 5.10 for such Plan Year. Such additional contributions shall be made at such time as shall be required by applicable Treasury Regulations. The Committee shall designate any such amounts as "qualified non-elective contributions" (within the meaning of section 401(m)(4)(C) of the Code) and shall determine the group of Eligible Employees (who shall not be Highly Compensated Employees) eligible to share in such Qualified Non-Elective Contributions, the method of apportionment under which such Eligible Employees shall share in such contributions and the Investment Funds in which such contributions shall initially be invested. Anything in this Plan to the contrary notwithstanding, each Participant, at all times, shall have a fully vested and nonforfeitable right to 100% of the amounts in his Accounts attributable to Qualified Non-Elective Contributions, and such contributions shall be treated as Tax-Saver Contributions for purposes of determining when they may be distributed under the Plan, except that no such amounts may be withdrawn prior to age 59 1/2 or separation from service, even on account of hardship. At the direction of the Committee, Qualified Non-Elective Contributions may be used to satisfy the Average Deferral Percentage test under
Section 5.6 or the Contribution Percentage test under Section 5.10 in accordance with applicable Treasury Regulations.

4.11 Contributions for Military Service. Effective December 12, 1994, notwithstanding any provisions of this Plan to the contrary, contributions (including Profit Sharing Contributions) shall be made with respect to a period in which an individual would have been a Participant but for his military service to the extent required by Chapter 43 of Title 38 of the United States Code (USERRA) and in accordance with section 414(u) of the Code. The amount of any such Tax-Saver Contributions and of Matching Contributions in respect thereof shall be based upon such individual's election made following his return to employment with the Employer following such military service (and within the time during which he had reemployment rights) in accordance with procedures established by the Committee; provided that no such Tax-Saver Contributions may exceed the amount the individual would have been permitted to elect to contribute had the individual remained continuously employed by the Employer throughout the period of such military service (and Matching Contributions shall be limited accordingly). Such contributions (and Profit Sharing Contributions) shall be taken into account as Annual Additions for purposes of Section 5.2 in the Plan Year to which they relate, and for purposes of applying the elective deferral limit set forth in
Section 5.4 in the Plan Year to which they relate, rather than in the Plan Year in which made, and shall be disregarded for purposes of applying the limits described in Sections 5.6 and 5.10. Any such contribution shall be made no later than five years from the date of such return to employment or, if less, a period equal to three times the period of such military service.

4.12 Rollovers. The Committee, in its sole discretion, may authorize Eligible Employees to make Rollovers which qualify as rollover contributions under applicable provisions of the Code. The Committee shall exercise such discretion on a nondiscriminatory basis. All Rollovers shall be received and held in the Trust Fund, and shall be credited to the Participant's Rollover Account as of such date as the Committee shall specify.

4.13 Profit Sharing Contributions. For each Plan Year the Employers shall contribute to the Trust Fund such amount (if any) as shall have been determined by the Company. Such determination may be made at any time prior to the due date (including extensions) of the Company's Federal income tax return for its fiscal year ending with or within such Plan Year.

4.14 Eligibility to Share in Profit Sharing Contributions. A Participant shall be eligible to share in Profit Sharing Contributions for a Plan Year only if (a) he has completed at least 1,000 Hours of Service during the Plan Year and he is employed by an Employer or Affiliate on the December 31 of such year (or on the latest earlier date during such year which the Committee determines is necessary or appropriate in order for the Plan to satisfy the requirements of Section 410(b) of the Code), or (b) during such Plan Year his employment ended after he
(i) died, (ii) reached his Normal Retirement Date, (iii) reached age 60 and completed at least 6 Years of Vesting Service, (iv) completed at least 20 Years of Vesting Service or (v) incurred a Disability.

4.15 Allocation of Profit Sharing Contributions and Forfeitures. Profit Sharing Contributions for a Plan Year shall be allocated as of the last business day of such year to the Profit Sharing Accounts of all Participants who are eligible to share in such contributions, in the ratio that each such Participant's Compensation for the Plan Year bears to the total Compensation of all such Participants for that Plan Year. For this purpose, Compensation paid before the day participation began for purposes of Section 4.14 shall not be taken into account.

4.16 Contributions May Not Exceed Amount Deductible. In no event shall contributions under this Article IV for any taxable year exceed the maximum amount (including amounts carried forward) deductible for that taxable year under section 404(a)(3) of the Code, and all such contributions are conditioned on their deductibility.

4.17 Form of Payment to Trustee. Profit Sharing, Tax-Saver, Matching and Qualified Non-Elective Contributions shall be made in cash; provided that, to the extent Profit Sharing, Matching or Tax-Saver Contributions are to be invested in the Company Stock Fund, the Employers may contribute shares of Common Stock having a fair market value (determined as of the date such contributions are to be allocated to the Participants' Accounts) equal to the amount of the contributions so required. Shares so contributed may be authorized but unissued shares, treasury shares, shares purchased for the purpose of making such contribution, or any combination of the foregoing. The Company is authorized to contribute cash or Common Stock to the Plan on behalf of any other Employer, and to the extent that the Company makes any such contribution, such Employer shall reimburse the Company therefor.

4.18 Time of Payment of Profit Sharing Contribution. All Profit Sharing Contributions shall be paid or delivered by the Employer to the Trustee by the due date (including extensions) of the Employer's Federal income tax return for its fiscal year to which such contributions relate.

4.19 Profits Not Required. Each Employer shall make all contributions to the Plan without regard to current or accumulated earnings and profits.

4.20 Catch-Up Contributions. Effective January 1, 2003 and thereafter, all employees who are eligible to make Tax-Saver Contributions under this Plan and who have attained age 50 before the end of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, section 414(v) of the Code ("Catch-up Contributions"). Catch-up Contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Code section 402(g) (Section 5.4) and Code section 415 (Section 5.2). The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Code section 401(k)(3) (such as Section 5.6), 410(b), or 416 of the Code, as applicable, by reason of the making of Catch-up Contributions. Catch-up Contributions shall be made in accordance with uniform rules established by the Committee.

                                   ARTICLE V

                             Limits on Contributions

5.1 Reduction of Contribution Rates. To conform the operation of the Plan to sections 401(a)(4), 401(k)(3), 401(m)(2), 402(g) and 415(c), the Committee may
establish limits on Tax-Saver Contribution rates that may be elected by the Participant, may unilaterally modify or revoke a Contribution Agreement, and may reduce the rate of Matching Contributions (even to zero) payable with respect to a Participant or group of Participants.

5.2 Limitations on Annual Additions. Notwithstanding any other provisions of the Plan to the contrary, a Participant's Annual Additions (as defined below) for any Plan Year shall not exceed an amount equal to the lesser of:

     (a) $40,000 (as adjusted for cost-of-living increased under section 415(d) of the Code); or

     (b) 100 percent of the Participant's Total Earnings for that Plan Year, calculated as if each Section 415 Affiliate (defined below) were an Affiliate,

reduced by any Annual Additions for the Participant for the Plan Year under any other defined contribution plan of an Employer or an Affiliate or Section 415 Affiliate, provided that, if any other such plan has a similar provision, the reduction shall be pro rata. The term "Annual Additions" means, with respect to any Participant for any Plan Year, the sum of all contributions allocated to a Participant's Accounts under the Plan for such year, excluding Rollovers and any Tax-Saver Contributions that are distributed as excess deferrals, but including any Tax-Saver or Matching Contributions treated as excess contributions or excess aggregate contributions under Sections 5.8 or 5.11. The term Annual Additions shall also include employer contributions allocated for a Plan Year to any individual medical account (as defined in section 415(l) of the Code) of a Participant and any amount allocated for a Plan Year to the separate account of a Participant for payment of post-retirement medical benefits under a funded welfare benefit plan (as described in section 419A (d)(2) of the Code), which is maintained by the Employer or an Affiliate or Section 415 Affiliate. "Section 415 Affiliate" means any entity that would be a Controlled Group Member if the ownership test of section 414 of the Code was "more than 50%" rather than "at least 80%".

5.3 Excess Annual Additions. If, as a result of a reasonable error in estimating a Participant's Total Earnings, a reasonable error in determining the amount of Tax-Saver Contributions that may be made with respect to a Participant under the limits of section 415 of the Code or such other mitigating circumstances as the Commissioner of Internal Revenue shall prescribe, the Annual Additions for a Participant for a Plan Year exceed the limitations set forth in section 5.2, the excess amounts shall be treated, as necessary, in accordance with Treasury Regulations Section 1.415-6(b)(6)(ii), after any Tax-Saver Contributions, and any income, losses, appreciation or depreciation attributable thereto, are first returned to the Participant to reduce the excess amount. To the extent applicable to the foregoing, reference to section 415(e) of the Code under prior versions of this Plan or any other plan merged into this Plan shall be disregarded effective January 1, 2000.

5.4 Limitation on Elective Deferrals. Notwithstanding any other provision of this Plan, no Tax-Saver Contributions may be made on behalf of any Participant for a Plan Year in an amount in excess of the elective deferral limit for that Plan Year. A Participant's Tax-Saver Contributions under Section 4.1 shall be discontinued for the remainder of a Plan Year when, in the aggregate, they equal the elective deferral limit for such Plan Year. For purposes of this Section 5.4, the "elective deferral limit" means the maximum amount permitted for that Plan Year under section 402(g)(1) of the Code ($11,000 for the 2002 Plan Year), reduced by the amount of elective deferrals (as defined in section 402(g)(3) of the Code) made by the Participant during that calendar year under any plans or agreements maintained by an Employer or by an Affiliate other than this Plan (and, in the sole discretion of the Committee, any plans or agreements maintained by any other employer, if reported to the Committee at such time and in such manner as the Committee shall prescribe). For Plan Years prior to January 1, 2002 the elective deferral limit with respect to a Participant who has received a hardship withdrawal from his Tax-Saver Contributions Account under this Plan as provided in Section 8.3, or a hardship withdrawal with respect to his elective deferrals under any other plan or agreement of any Employer or Affiliate, for his taxable year following the taxable year of such withdrawal, shall be reduced by the amount of the elective deferrals made by the Participant during the taxable year of the withdrawal under this Plan and all such other plans and agreements. Each such other plan or agreement shall be deemed amended by reason of this provision and the Participant's execution of the Appropriate Form to the extent necessary to give full effect to any reduction required under the preceding sentence.

5.5 Distribution of Excess Deferrals. If the elective deferrals made by a Participant during his taxable year under this Plan and any other plans or agreements maintained by an Employer or Affiliate exceed the elective deferral limit, the excess Tax-Saver Contributions, adjusted for any income or loss attributable to such Tax-Saver Contributions up to the date of distribution, in the sole discretion of the Committee, may be distributed no later than April 15 of the following Plan Year. If the Participant's Tax-Saver Contributions Account is invested in more than one Investment Fund, such distribution shall be made pro rata, to the extent practicable, from all such Investment Funds. Any Matching Contributions made with respect to such excess Tax-Saver Contributions and allocated to his Matching Contributions Account shall be forfeited and used to reduce Employer contributions. A Participant also may request that excess Tax-Saver Contributions be distributed to him, by delivering a written claim to the Committee by March 1 of the Plan Year of distribution. Such claim must include (a) a statement that the Participant's elective deferral limit will be exceeded unless the excess Tax-Saver Contributions are distributed and (b) an acknowledgement that any Matching Contributions made with respect to such excess Tax-Saver Contributions and allocated to his Matching Contributions Account will be forfeited. The amount of excess deferrals to be distributed pursuant to this
Section 5.5 for a taxable year will be reduced by the amount of Excess Contributions previously distributed with respect to such Participant for the Plan Year beginning in such taxable year under Section 5.8.

5.6 Section 401(k) Limit on Tax-Saver Contributions. Notwithstanding anything in this Plan to the contrary, effective January 1, 1997, Tax-Saver Contributions for any Plan Year for a Participant who is a Highly Compensated Employee for such year shall be reduced if and to the extent deemed necessary or advisable by the Committee in order that the Average Deferral Percentage (as defined in Section 5.7) for Participants who are Highly Compensated Employees for that Plan Year shall not exceed the percentage determined in the following schedule, based on the Average Deferral Percentage for that Plan Year for all Eligible Employees who are not Highly Compensated Employees for that Plan Year:

Column 1                                Column 2
--------                                --------

Average Deferral Percentage             Average Deferral
for Eligible Employees                  Percentage for Eligible
Who are Not Highly Compensated          Employees Who Are
Employees for the                       Highly Compensated
Plan Year                               Employees for the Plan Year

(i)  Less than 2%                       (i) Two (2) times the
                                        percentage in Column 1

(ii)  2% - 8%                           (ii)  The percentage in Column
                                        1, plus 2%

(iii)  More than 8%                     (iii)  One and one-quarter
                                        (1-1/4) times the
                                        percentage in Column 1


5.7 Determination of Average Deferral Percentages. For purposes of Section 5.6, the "Average Deferral Percentage" for any group of individuals who are eligible to enter into a Contribution Agreement for a portion of a Plan Year means the average of the individual ratios, for each person in such group, of (a) his Tax-Saver Contributions (and Qualified Non-Elective Contributions, if applicable) for the Plan Year to (b) his Total Earnings for such Plan Year. The individual ratios, and the Average Deferral Percentage for any group of eligible individuals, shall be calculated to the nearest one-hundredth of one percent (0.01%).

5.8 Treatment of Excess Tax-Saver Contributions. For purposes of this Section 5.8, "Excess Contributions" means, with respect to any Plan Year, a dollar amount equal to the excess of (a) the aggregate amount of Tax-Saver Contributions actually paid into the Plan on behalf of Highly Compensated Employees for such Plan Year, over (b) the maximum amount of Tax-Saver Contributions permitted for such Plan Year under the limitations set forth in
Section 5.6, determined by reducing the deferral percentages under the leveling method prescribed in applicable Treasury Regulations and calculating the aggregate dollar amount of lost contributions from such reductions. The aggregate amount of such lost contributions shall be the Excess Contributions for the Plan Year, which shall be distributed in cash to Highly Compensated Employees on the basis of the respective amounts of Tax-Saver Contributions (and amounts taken into account as Tax-Saver Contributions) made on their behalf, reducing the Highly Compensated Employee with the largest amount of Tax-Saver Contributions first, and the next highest and so forth, until the entire amount of such Excess Contributions is distributed. Excess Contributions for a Plan Year with respect to any Highly Compensated Employee shall be distributed in cash no later than March 15 of the following Plan Year if possible, and in any event by the close of such following Plan Year. If the Accounts of an affected Participant are invested in more than one Investment Fund, such distribution shall be made pro rata, to the extent practicable, from all such Investment Funds. The amount of Excess Contributions distributed to any such Participant shall be adjusted for any income or loss attributable to such Excess Contributions up to the date of distribution. The amount of Excess Contributions to be distributed for a Plan Year (determined before adjustment for any income or loss allocable thereto) shall be reduced by the amount of excess elective deferrals previously distributed pursuant to Section 5.5 for the same Plan Year.

5.9 Section 401(k)(3) Testing for Collective Bargaining Unit Employees. The provisions of Sections 5.6, 5.7 and 5.8 shall be applied separately to employees in any collective bargaining unit participating in the Plan. If employees in more than one bargaining unit are eligible under the Plan, the Committee, in its discretion, may apply such provisions separately to each separate collective bargaining unit, on an aggregate basis with respect to all collective bargaining units, or separately with respect to such collective bargaining units or combinations of bargaining units as it determines, provided that such treatment is determined on a basis that is reasonable and reasonably consistent from year to year.

5.10 Section 401(m) Limit on Matching Contributions. Notwithstanding anything in this Plan to the contrary, effective January 1, 1997, Matching Contributions for any Plan Year for an Eligible Employee who is a Highly Compensated Employee shall be reduced to the extent necessary in order that the Contribution Percentage (defined in Section 5.11) for Eligible Employees who are Highly Compensated Employees for that Plan Year does not exceed the percentage determined in the following schedule, based on the Contribution Percentage for the Plan Year for all Eligible Employees who are not Highly Compensated
Employees:

Column 1                                Column 2
--------                                --------

Contribution Percentage for Eligible    Contribution Percentage for Eligible
Employees Who Are Not Highly            Employees Who Are Highly
Compensated Employees for the Plan Year Compensated Employees for the Plan Year
--------------------------------------- ---------------------------------------


(i) Less than 2%                        (i)  Two (2) times the percentage in
                                        Column 1

(ii) 2% - 8%                            (ii) The percentage in Column 1, plus 2%

(iii) More than 8%                      (iii) One and one-quarter (1-1/4) times
                                        the percentage in Column 1


The foregoing percentages in Column 2 shall be adjusted, as necessary, to satisfy the aggregate limit set forth in Section 5.13.

5.11 Determination and Correction of Excess Matching Contributions. For purposes of Section 5.10, the Contribution Percentage for any group of individuals means the average of the individual ratios, for each person in such group who is eligible to receive Matching Contributions during the Plan Year and who is not covered by a collective bargaining agreement, of (a) his share of Matching Contributions for the Plan Year to (b) his Total Earnings for the Plan Year. For purposes of calculating part (a) of the Contribution Percentage, Qualified
Non-

Elective Contributions and Tax-Saver Contributions may be taken into account in accordance with applicable Treasury Regulations to the extent such contributions are not taken into account for purposes of the Average Deferral Percentage test of Section 5.6. The individual ratios, and the Contribution Percentage for any group of eligible individuals, shall be calculated to the nearest one-hundredth of one percent (0.01%). If the Plan fails to meet the section 401(m) test for a Plan Year. the total amount of excess Matching Contributions shall be determined, and allocated to individuals within the Highly Compensated Employee group using the same two-part leveling methodology as that described in Section 5.8. Excess Matching Contributions shall be eliminated by (a) forfeiting such amounts that are not vested or with respect to which the related Tax-Saver Contributions have been returned under Section 5.5 or Section 5.8, or (b) if vested (and with respect to which the Plan has retained the related Tax-Saver Contributions), by paying such contributions to the Participant in cash no later than March 15 of the following Plan Year, if at all possible, and in any event, no later than the close of the following Plan Year. If any Account from which a distribution or forfeiture is to be made pursuant to this Section 5.11 is invested in more than one Investment Fund, such distribution or forfeiture shall be made pro rata, to the extent practicable, from all such Investment Funds. The amount of excess Matching Contributions distributed or forfeited under this Section 5.11 shall be adjusted for any income or loss through to the date of distribution or forfeiture.

5.12 Special Testing Rules. The following rules shall apply to the tests described in Sections 5.6 and 5.10.

     (a) Separate Testing for Early Eligibles. Effective for Plan Years beginning on or after January 1, 1999, if the Company elects to apply section 410(b)(4)(B) of the Code in determining whether the Plan meets the requirements of section 401(k)(3)(A)(i) of the Code, the Company in determining whether the Plan meets the limits of Section 5.6 and 5.10 may exclude from consideration Eligible Employees (other than Highly Compensated Employees) who have not yet met the minimum age and service requirements of Code section 410(a)(1)(A).

     (b) Multiple Arrangements for Highly Compensated Employees Combined. If more than one plan providing for a cash or deferred arrangement, or for matching contributions, or employee contributions (within the meaning of sections 401(k) and 401(m) of the Code) is maintained by the Employer or an Affiliate, the individual ratios of any Highly Compensated Employee who participates in more than one such plan or arrangement shall, for purposes of determining the Average Deferral Percentage (as defined in Section 5.7) and Contribution Percentage (as defined in Section 5.11), be determined as if all such arrangements were a single plan or arrangement.

     (c) Aggregation of Plans. In the event that this Plan satisfies the requirements of section 410(b) of the Code only if aggregated with one or more other plans, then Sections 5.6 and 5.10 shall be applied by determining the Average Deferral Percentage and Contribution Percentage of Eligible Participants as if all such plans were a single plan. Plans may be aggregated under this paragraph (c) only if they have the same plan year.

5.13 Aggregate Limit Under Section 401(m) of the Code. The multiple use test described in Treasury Regulation Section 1.401(m)-2 shall not apply for Plan Years beginning on and after January 1, 2002.

                                   ARTICLE VI

                          Accounts and Investment Funds

6.1 Accounts. The Committee shall cause the following "Accounts" to be maintained in the name of each Participant:

     (a) a "Profit Sharing Contributions Account," which shall reflect Profit Sharing Contributions, if any, made on his behalf and the income, losses, appreciation, depreciation and depreciation and expenses attributable thereto;

     (b) a "Tax-Saver Contributions Account," which shall reflect Tax-Saver Contributions, if any, made on his behalf and the income, losses, appreciation, depreciation and expenses attributable thereto;

     (c) a "Matching Contributions Account," which shall reflect Matching Contributions made on his behalf and the income, losses, appreciation, depreciation and expenses attributable thereto;

     (d) a "Qualified Non-Elective Contributions Account," which shall reflect Qualified Non-Elective Contributions, if any, made on his behalf, and the income, losses, appreciation, depreciation and expenses attributable thereto;

     (e) a "Rollover Account," which shall reflect Rollover Contributions, if any, made by him and the income, losses, appreciation, depreciation and expenses attributable thereto;

     (f) a "Buy Back Account", which shall reflect any previously-distributed amounts returned by him upon his reemployment to avoid a forfeiture of the unvested portion of his Accounts in accordance with Section 7.5.

In addition, the Committee may maintain subaccounts within the Tax-Saver Contributions Account to distinguish contributions eligible to be matched from contributions above the matching limit, as well as subaccounts to reflect balances transferred to this Plan from another qualified plan that are subject to special rules. The Accounts and subaccounts provided for in this Section 6.1 shall be for accounting purposes only, and there shall be no segregation of assets within the Investment Funds among the separate Accounts. Reference to the "balance" in a Participant's Accounts means the aggregate of the balances in the subaccounts maintained in the Investment Funds attributable to those Accounts.

6.2 Allocation of Contributions. Subject to the provisions of Article V, contributions shall be allocated as follows:

     (a) Tax-Saver Contributions, Matching Contributions contributed with respect to payroll periods, Rollover Contributions and amounts paid back to avoid a forfeiture under Section 7.5 made on behalf of a Participant shall be allocated to that Participant's appropriate Accounts as of the Valuation Date coinciding with the paycheck or payment date to which such contribution relates.

     (b) Matching Contributions made with respect to a calendar quarter shall be allocated as of the last day of that quarter and Profit Sharing Contributions and Qualified Non-Elective Contributions for a Plan Year shall be allocated as of the last day of such Plan Year.

Notwithstanding the foregoing, unless the Committee establishes uniform rules to the contrary, contributions made to the Plan shall share in the gains and losses of the Investment Funds only when received by the Trustee with verified data.

6.3 Correction of Error. In the event of an error in the adjustment of a Participant's Account, the Committee, in its sole discretion, may correct such error by either crediting or charging the adjustment required to make such correction to or against income and expenses of the Trust for the Plan Year in which the correction is made or the Employer may make an additional contribution to permit correction of the error. No Participant shall have a vested right to any amounts erroneously credited to his Accounts. Except as provided in this
Section 6.3 the Accounts of other Participants shall not be readjusted on account of such error.

6.4 Statement of Plan Interest. As soon as practicable after the last day of each Plan Year and at such other intervals as the Committee may determine, the Committee shall provide each Participant with a statement reflecting the balances of his Accounts. Each Participant is responsible for reviewing his statement and any Participant who discovers an error shall bring it to the attention of the Committee within 90 days of receipt of his statement; after such 90 days the Participant shall be deemed to have confirmed the accuracy of the statement unless he has so notified the Committee of an error.

6.5 Investment Funds. The Committee shall establish and cause the Trustee to maintain one or more "Investment Funds" or "Funds" for the investment of Participants' Accounts. The Committee in its discretion may add additional Investment Funds, may delete any Investment Fund or may change the investment strategy or categories of permitted investments of any Investment Plan without prior notice to Participants. One of the Investment Funds shall be a "Company Stock Fund" invested in Common Stock and cash or cash equivalents held for liquidity purposes.

6.6 Investment Fund Accounting. The Committee shall maintain or cause to be maintained separate subaccounts for each Participant in each of the Investment Funds to separately reflect his interest in each such Fund and the portion of such interest that is attributable to each of his Accounts. The Committee, in it sole discretion, may establish uniform rules for reporting the value of each Participant's interest in an Investment Fund that has the effect of blending the value of the cash or cash equivalents that comprise part of that Fund with the value of the securities in which the Fund is primarily invested, as in "unit" accounting.

6.7 Allocation of Fund Earnings and Changes in Value. As of each Valuation Date, interest, dividends and changes in value and expenses of each Investment Fund since the preceding Valuation Date shall be allocated to each Participant's subaccounts invested in such Investment Fund by adjusting upward or downward the balance of his subaccounts invested in such Investment Fund in the ratio which the subaccounts of such Participant invested in such

Investment Fund bears to the total of the subaccounts of all Participants invested in such Investment Fund as of such Valuation Date, excluding therefrom, for purposes of this allocation only, all Tax-Saver, Matching, Profit Sharing, Qualified Non-Elective and Rollover Contributions and amounts paid into Buy Back Accounts received since the preceding Valuation Date, so that the total of the subaccounts of all Participants in each Investment Fund shall equal the total value of such fund (exclusive of such contributions) as determined by the Trustee in accordance with uniform procedures consistently applied.

     The Plan shall use a daily valuation system, which generally shall mean that Accounts will be updated each business day to reflect activity for that day, such as new contributions received by the Trustee, changes in Participant's investment elections, and changes in the value of the Investment Funds under the Plan. Such daily valuation shall be dependent upon the Plan's Recordkeeper receiving complete and accurate information from a variety of different sources on a timely basis. Since events may occur that cause an interruption in this process, affecting a single Participant or a group of Participants, there shall be no guarantee by the Plan that any given transaction will be processed on the anticipated day. In the event of any such interruption, any affected transaction shall be processed as soon as administratively feasible and no attempt shall be made to reconstruct events as they would have occurred absent the interruption, regardless of the cause, unless the Committee in its sole discretion directs the Plan's Recordkeeper to do so.

6.8 Investment Fund Elections. A Participant may specify the percentage of contributions subsequently credited to his Accounts that are to be invested in each of the Investment Funds in accordance with uniform rules established by the Committee. Any such investment direction shall be deemed to be a continuing direction until changed by the Participant. During any period in which no such direction has been given in accordance with rules established by the Committee, contributions credited to a Participant shall be invested in the Investment Funds as determined by the Committee. A Participant may modify his investment direction prospectively by making a new investment election prior to the effective time of the change in accordance with uniform rules established by the Committee, which rules may be modified from time to time without prior notice.

     The Plan is intended to satisfy the requirements of section 404(c) of ERISA with respect to Participant's investment elections. To the extent permitted by law, neither the Company, any Employer, the Committee, the Trustee nor any other fiduciary of the Plan shall be liable for any loss resulting from a Participant's exercise of his right to direct the investment of his Accounts.

6.9 Transfers Between Investment Funds. Subject to uniform rules established by the Committee, each Participant may elect to transfer the value of his Accounts held in any Investment Fund to any other Investment Fund then made available to such Participant. Any such election shall be made prior to the time it is to be effective in accordance with uniform rules established by the Committee. The Committee may change any such investment election rules at any time without prior notice to Participants.

6.10 Liquidity. In order to accommodate investment changes and other elections by Participants in a timely manner, a certain portion of each of the Investment Funds may be held in cash or cash equivalents. The percentage of assets held in each Investment Fund in cash or cash equivalents may differ from Fund to Fund and from time to time, as considered appropriate by the Committee (or its delegate). The rate of return of each Investment Fund will be a combination of the short term earnings (or losses) on the cash portion of the Fund and the earnings (or losses) of the securities or other investments in which such Fund is primarily invested, determined in accordance with uniform rules established by the Committee (or its delegate).

6.11 Voting and Tendering of Common Stock. Notwithstanding any other provisions of the Plan:

     (a) Effective January 1, 1999, Common Stock held by the Trustee shall be voted as follows:

          (i) Before each meeting of the Company's shareholders, each Participant shall be furnished with a proxy statement for the meeting, together with an appropriate form on which the Participant may provide voting instructions (including instruction on matters not specified in the proxy statement which may come before the meeting) for the Common Stock allocated to the Participant's Accounts under the Plan on the Valuation Date coinciding with or next preceding the record date for such meeting for which the number of such shares has been provided to the Plan administrator. Upon timely receipt of such instructions, such shares shall be voted as instructed.

          (ii) Common Stock for which the Trustee does not receive timely voting directions shall be voted in the same proportion as all Common Stock held under the Plan (including shares held in a separate trust fund) with respect to which directions are received by the Trustee.

     (b) Tender and exchange rights with respect to Common Stock held by the Trustee shall be exercised as follows:

          (i) Each Participant shall be furnished with a notice of any tender or exchange offer for, or a request or invitation for tender of, Common Stock, together with an appropriate form on which such Participant may instruct the Trustee with respect to the tender or exchange of Common Stock allocated to his Accounts. Common Stock as to which the Trustee has received timely instructions shall be tendered or exchanged in accordance with such instructions.

          (ii) Common Stock allocated to Participant's Accounts for which instructions are not timely received shall not be tendered or exchanged.

     (c) The Committee and the Trustee shall take all reasonable steps necessary to assure that Participants' individual directions shall remain confidential. Notwithstanding the foregoing, the Trustee shall provide such information with respect to the tender or exchange of Common Stock as the Recordkeeper may require for operation of the Plan, if the Recordkeeper agrees to keep such information confidential. The Trustee shall execute such ballots, proxies or other instruments as may be necessary or desirable in order to effectuate the provisions of this Section 6.11.

6.12 Allocation Shall Not Vest Title. The fact that allocation is made and amounts credited to the Accounts of a Participant shall not vest in such Participant any right, title or interest in and to any assets except at the time or times and upon the terms and conditions expressly set forth in this Plan, nor shall the Trustee be required to segregate physically the assets of the Trust Fund by reason thereof.

6.13 Committee Modifications. Notwithstanding the preceding provisions of this
Article VI, the Committee may in its sole discretion: (a) limit or restrict a Participant's ability to change the allocation of his Accounts among the Investment Funds and/or to designate the allocation of future contributions among the Investment Funds, in order to conform to the practices and provisions of any investment media held in any such Investment Fund; and (b) vary the procedure otherwise provided for in this Article VI relating to the determination and allocation of the investment return among Participants' Accounts, in order to facilitate the administration of the Plan on an equitable and practicable basis.

                                  ARTICLE VII

                                     Vesting

7.1 Matching and Profit Sharing Contributions. A Participant's Matching and Profit Sharing Contributions Accounts shall vest in accordance with the schedules set forth below.

     (a) Each Participant's Matching Contributions Account shall vest in accordance with the following:

          Years of Vesting Service      Vested Percentage

          Less than 2                      0%

          2                               20%

          3                               40%

          4                               60%

          5                               80%

          6                              100%

     (b) Subject to paragraph (c) below, the Profit Sharing Contributions Accounts of Participants credited with an Hour of Service before January 1, 1997 shall vest in accordance with the following:

          Years of Vesting Service      Vested Percentage

          Less than 2                   0 percent

          2                             20 percent

          3                             40 percent

          4                             60 percent

          5                             80 percent

          6                             100 percent

     (c) The Profit Sharing Contributions Accounts for Participants who are credited with their first Hour of Service on or after January 1, 1997, or who had an Hour of Service before such date but had ceased earning vesting service prior to such date and had no vested interest under paragraph (b) as of such date, shall vest as follows:

         Years of Vesting Service       Vested Percentage

         Less than 5                    0 percent

         5                              100 percent

7.2 Tax-Saver, Qualified Non-Elective, Buy Back and Rollover Contributions Accounts. A Participant's interest in his Tax-Saver, Qualified Non-Elective, Buy Back and Rollover Contributions Accounts shall be fully vested and nonforfeitable at all times.

7.3 Accelerated Vesting. Notwithstanding the foregoing provisions of this
Article VII, a Participant shall have a fully vested, nonforfeitable interest in all of his Accounts if, while employed by the Company and its Affiliates, he attains his Normal Retirement Date, dies or incurs a Disability. In addition, the Accounts of all affected employees shall become fully vested and nonforfeitable in the event of the Plan's termination (in accordance with Section 13.3), partial termination (in accordance with applicable Treasury Regulations) or the complete discontinuance of Employer contributions to the Plan.

7.4 Forfeitures. If a Participant's employment with the Company and its affiliates terminates before he is 100% vested in his Profit Sharing Contributions Account and/or Matching Contributions Account, the non-vested portions of his Profit Sharing and Matching Contributions Accounts shall be forfeited as of the Valuation Date coincident with or next following the earlier of the day as of which he receives (or is deemed to receive) the vested portion of his Accounts or the day he incurs five consecutive One Year Breaks in Service. For purposes of the foregoing, if a Participant's vested interest in his Accounts has a value of zero, the Participant shall be deemed to have received a single sum distribution of such zero vested interest upon his Termination Date.

7.5 Restoration of Forfeiture and Buy Back Requirement. If a Participant who has forfeited the non-vested portion of his Profit Sharing and/or Matching Contributions Accounts is reemployed by the Company or one of its Affiliates before he incurs five consecutive One Year Breaks in Service, the amounts forfeited shall be restored to his Profit Sharing and Matching Contributions Accounts as soon as administratively practicable after his reemployment date, if the Participant repays the full amount of the distribution to the Plan (other than the portion, if any, attributable to his Rollover Account) before the earlier of (a) five years after the first date on which the Participant is reemployed or (b) the date the Participant incurs five consecutive One Year Breaks in Service following the date of distribution.

     The vested amount repaid by the Participant upon his reemployment pursuant to this Section 7.5 shall be credited to a Buy Back Account in his name, his interest in which shall always remain 100% vested and nonforfeitable.

     The restoration of the non-vested portion of his Accounts shall be funded by forfeitures, and to the extent forfeitures are inadequate for this purpose, by a special contribution which his Employer shall be required to make for this purpose (without regard to the otherwise applicable limitations of the Plan).

7.6 Subaccount for Restored Amount. Any portion of a Participant's Matching Contributions Account or Profit Sharing Contributions Account which is restored pursuant to Section 7.5 after being contingently forfeited shall be maintained in a special subaccount within his Matching Contributions Account or Profit Sharing Contributions Account, as applicable. In order to prevent an acceleration of vesting in such a Participant's Matching Contributions Account or Profit Sharing Contributions Account, the vested portion of any such subaccount as of any subsequent time shall be expressed by the formula:

                                    P(A+D)-D

where P is the Participant's vested percentage at such time determined without regard to this sentence, A is the amount in such subaccount at such time, and D is the amount of any distribution or partial distribution previously made to him.

7.7 Application of Forfeitures. All forfeitures however occurring shall be applied first to restore previously forfeited amounts as provided in Section 7.5, and to the extent not needed for this purpose, to reduce future Employer contributions to the Plan.

                                  ARTICLE VIII

                     Withdrawals and Loans During Employment

8.1 Withdrawals At Age 59 1/2. Except as provided in Sections 8.2 and 8.3, there shall be no withdrawals of amounts credited to a Participant's Accounts under the Plan while a Participant remains employed by the Company and its Affiliates, until the Participant attains age 59 1/2, at which time he may withdraw all or any portion of the vested balance of his Accounts for any reason.

8.2 Withdrawal from Rollover Account. A Participant may elect to withdraw all or a portion of his Rollover Account at any time, but no more frequently than once in any Plan Year.

8.3 Hardship Withdrawals. Subject to the further provisions of this Article VIII, if a Participant has not yet attained age 59 1/2 and he has already received all other amounts available to him as a withdrawal under Section 8.2 or as a loan under Section 8.7, the Participant may elect to make a hardship withdrawal from his remaining Accounts (excluding any loan balances) in the following amounts and order of priority: (a) all or a part of his Buy-Back Account, (b) if his Buy-Back Account has been exhausted, all or a part of the vested portion of his Matching Contributions Account; (c) if the vested portion of his Matching Contributions Account has been exhausted, all or a part of the vested portion of his Profit Sharing Contributions Account; and (d) if the vested portion of his Profit Sharing Contributions Account has been exhausted, all or some of his Tax-Saver Contributions and any earnings on such contributions credited to his Accounts before 1989. No amount attributable to Qualified Non-Elective Contributions may be withdrawn under this Section 8.3.

8.4 Hardship Defined. To qualify as a "hardship" withdrawal, the withdrawal must be necessary to satisfy one or more of the following needs:

     (a) medical expenses previously incurred by the Participant, or the Participant's spouse or dependents (as defined in section 152 of the Code) or expenses necessary in order for such persons to obtain medical care described in section 213(d) of the Code (which expenses will never be covered by insurance);

     (b) tuition payments, related educational fees (not including books and supplies), and room and board expenses, for the next 12 months of post-secondary education of a Participant or a Participant's spouse, child or dependent (as defined in section 152 of the Code);

     (c) costs (other than mortgage payments) directly related to the purchase of the principal residence of a Participant;

     (d) payments necessary to prevent the eviction of the Participant from the Participant's principal residence or foreclosure on the mortgage on that residence; or

     (e) such other expense as the Secretary of Treasury indicates qualifies as a hardship in Treasury Regulations.

In addition, a withdrawal will not be considered to be made on account of hardship unless it is necessary to meet the condition of hardship affecting such Participant. Before allowing a hardship withdrawal, the Committee shall require a Participant to first take all other amounts available to him as a loan or a distribution other than on account of hardship as herein defined, under this Plan and all other plans maintained by any Employer or Affiliate. A Participant making a hardship withdrawal shall be subject to the mandatory suspension and limitation adjustment of Sections 4.6 and 5.4. A withdrawal made pursuant to the foregoing restrictions and penalties shall be deemed to be necessary to alleviate the Participant's condition of hardship.

8.5 Vesting Adjusted to Reflect Withdrawals. Notwithstanding any other provision of this Plan, in the event that a Participant makes a withdrawal from his Matching Contributions Account or Profit Sharing Contributions Account at a time when he is less than 100% vested in such Account, and if his employment subsequently terminates (or he requests another withdrawal therefrom) prior to the time his interest in such Account is 100% vested, such Participant's vested interest in his Matching Contributions Account and/or Profit Sharing Contributions Account shall be adjusted to reflect such prior withdrawal in accordance with the principles applicable to restored subaccounts under Section 7.6, in order to avoid an acceleration of vesting in his Matching Contributions Account or Profit Sharing Contributions Account.

8.6 Withdrawal Payment. A withdrawal request under Section 8.2 or Section 8.3 shall be made by filing the Appropriate Form with the Committee, within such time as the Committee may prescribe. The withdrawal shall be effective as of the Valuation Date on which the Recordkeeper processes the withdrawal and, subject to obtaining such consents and waivers as the Committee considers necessary to comply with applicable Treasury Regulations, payment of the withdrawn amount shall be made on or as soon as administratively practicable after such Valuation Date. The Appropriate Form with respect to a hardship withdrawal from his Tax-Saver Contributions Account shall include an acknowledgement of the mandatory suspension of contributions described in Section 4.6, and to a similar suspension of "elective deferrals" (as defined in section 402(g)(3) of the Code) and of employee contributions under this Plan and each other qualified and nonqualified plan of deferred compensation (excluding mandatory employee contributions under any defined benefit plan), or stock option, stock purchase, or similar plans, of any Employer or Affiliate until the first anniversary of the date of such withdrawal, and to the adjustment described in Section 5.4 of the "elective deferral limit" with respect to the Participant for the year following the year of the withdrawal. Each such other plan shall be deemed amended by reason of this provision and the Participant's execution of the Appropriate Form to the extent necessary to give full effect to such agreement. A Participant may direct on the Appropriate Form, at such time and in such manner as the Committee may prescribe and subject to Committee consent, the proportions in which any withdrawal from his Accounts pursuant to this Article VIII shall be allocated among the Investment Funds; failing such direction or consent, the allocation shall be made pro rata.

8.7 Loans. A Participant who is a "party in interest" with respect to the Plan (within the meaning of section 3(14) of ERISA), may borrow from the vested balance of his Accounts, subject to such uniform rules as the Committee shall establish from time to time. No more than one loan may be outstanding at the same time. The loan request shall be made on the Appropriate Form and submitted to the Recordkeeper together with such application fee as the Committee may authorize (if any). The Recordkeeper shall notify the Participant in writing within a reasonable time of the approval or denial of such loan request, and such notification by the Recordkeeper shall be final. The Committee may at any time suspend authorization for future loans to Participants, but no such suspension shall affect any loan then outstanding under this Section 8.7.

8.8 Loan Requirements. A loan pursuant to Section 8.7 shall not be made to a Participant unless such loan meets all of the following requirements:

     (a) Amount. Such loan must be in an amount of not less than one thousand dollars ($1,000), and shall not exceed the lowest of (i) fifty thousand dollars ($50,000), (ii) one-half of the fully vested balance of the Participant's Accounts, or (iii) such other amount as may be determined by the Committee in the event that the Participant's Accounts are invested (in whole or in part) in an Investment Fund that restricts the liquidation of investments to fund Participant loans or otherwise. The limitations under each of clause (i) and (ii) above shall be reduced by the outstanding balance (if any) of all other loans to the Participant from any qualified plan (within the meaning of Section 401(a) of the Code maintained by the Company or any Affiliate. The fifty thousand dollars ($50,000) in clause
     (i) above shall be further reduced by the excess, if any, of the highest outstanding loan balance of all loans described in the preceding sentence during the twelve (12) month period preceding the loan, over the outstanding loan balance of all loans described in the preceding sentence. If any outstanding balance of a loan from another plan is required to be taken into account under clause (i) or (ii) above, the value of the Participant's interest under that plan from which such loan was made shall also be taken into account under clause (ii) above.

     (b) Adequate Security. Such loan must be adequately secured by the assignment, as collateral security, of the value of the Participant's fully vested Accounts. If the Loan Administrator subsequently determines that the loan is no longer adequately secured, he may require additional security in such form as he deems acceptable.

     (c) Interest. Such loan must bear interest, payable at quarterly intervals (or more frequent intervals, if the Recordkeeper shall so require), at a rate commensurate with the interest rates charged by persons in the business of lending money for loans which would be made under similar circumstances. The Recordkeeper shall at regular intervals (but no less frequently than quarterly) determine such rate on the basis of a review of pertinent information.

     (d) Repayment Term. Such loan must provide for substantially level amortization (within the meaning of section 72(p)(2)(C) of the Code) with payments made at least quarterly for a period no longer than five (5) years. If a Participant terminates employment with the Employers and Affiliates, his loan shall accelerate and become immediately due and payable as of the Participant's Termination Date.

     Notwithstanding the foregoing, a Participant shall have the right to prepay the full outstanding balance of his loan without penalty, on the first day of any calendar quarter or such other Valuation Date as the Committee may direct.

     (e) Promissory Note. Such loan must be evidenced by a promissory note executed by the Participant and, if the Recordkeeper shall in his sole discretion determine, also executed by the Participant's spouse. Such note shall provide that if the Participant is actively employed by an Employer, the loan is to be repaid by regular deductions from his pay in each pay period in which the loan is outstanding, and shall contain such terms and provisions as the Recordkeeper in his sole discretion shall determine.

8.9 Valuation for Loan Processing. The Recordkeeper will generally process a loan based on the Valuation Date immediately preceding receipt of the loan request, provided that the portion of the Participant's Accounts that may be borrowed pursuant to paragraph 8.8(a) shall be fixed as of the Valuation Date coinciding with the date the loan distribution is actually processed by the Recordkeeper.

8.10 Funding of Participant Loans. A Participant's loan shall be funded solely by reduction of the Participant's Account balances as of the effective date of the loan. Such reduction shall affect the Participant's Accounts in the following order: (a) Rollover Account (if any); (b) Buy Back Account (if any);
(c) Matching Contributions Account; (d) Profit Sharing Contributions Account and
(e) Tax-Saver Contributions Account. The promissory note executed pursuant to paragraph 8.8(c) by a Participant who receives a loan shall be held by the Trustee as a Trust asset and allocated solely to such Participant's Account. For all purposes hereunder, the value of such promissory note shall be considered to be the outstanding unpaid balance of the note. A loan to a Participant shall be his individual directed investment.

8.11 Allocation of Loan Among Investment Funds. If a Participant's Account is invested in more than one Investment Fund, the loan proceeds shall be obtained from each Investment Fund pro rata in accordance with uniform rules established by the Committee.

8.12 Loan Repayment. Payments of principal and interest on a Participant's loan shall be used to restore the Participant's Accounts from which the loan was made in the following order: (a) Tax-Saver Contributions Account; (b) Profit Sharing Contributions Account (c) Matching Contributions Account; (d) Buy-Back Account; and (e) Rollover Account. Such payments shall be allocated to such Investment Funds as the Participant shall have designated for future contributions. If a Participant fails to give timely and complete instructions as to the allocation among Investment Funds, the payment of principal and interest shall be invested in such Investment Fund or Funds as the Committee may direct.

8.13 Loan Expenses. The Recordkeeper may determine to charge any fees, taxes or other expenses (including, without limitation, any asset liquidation charge or similar extraordinary expense) incurred in connection with a loan to the Accounts of the Participant obtaining such loan. Such charges shall be imposed on a uniform and nondiscriminatory basis.

8.14 Disposition of Loan Upon Certain Events. In the event that distribution of a Participant's Accounts is to be made under the terms of the Plan before the Participant repays an outstanding loan, the Trustee shall reduce the value of the Participant's Accounts by the amount of the Participant's outstanding loan before making a distribution to the Participant or his Beneficiary.

8.15 Compliance with Applicable Law. The Recordkeeper shall take such actions as he may deem appropriate in order to assure full compliance with all applicable laws and regulations relating to Participants loans and the granting and repayment thereof.

8.16 Loan Default. A loan made pursuant to Section 8.7 shall be in default if a scheduled payment of principal or interest is not received by the Recordkeeper by the end of the calendar quarter following the quarter in which the payment was due. Notwithstanding the foregoing, a Participant who terminates employment with the Company and its Affiliates must repay the entire balance of his loans within 30 days of his termination of employment to avoid a default, whether or not such Participant is receiving an actual distribution of any other part of his Account in connection with such termination. Upon default of the loan, the entire outstanding principal amount and accrued interest of the loan shall become immediately due and payable, and the Plan may execute upon the its security interest in the Participant's Accounts to satisfy the debt; provided, however, that the execution shall occur only when, and to the extent that, the Participant's Accounts become distributable to the Participant consistent with the requirements for qualification of the Plan under section 401(a) of the Code. Furthermore, the Committee may take any other action it deems appropriate to obtain payment of the outstanding amount of principal and accrued interest, which may include accepting payments of principal and interest that were not made on schedule and permitting the loan to remain outstanding under its original payment schedule. Any costs incurred by the Plan in collecting, or attempting to collect, amounts in default shall be charged against the Participant's Accounts.

                                   ARTICLE IX

          Distributions to Participants After Termination of Employment

9.1 Distributions to Participants After Termination of Employment. When a Participant's Termination Date occurs (for a reason other than his death), his Accounts shall be distributed in accordance with the following provisions of this Section 9.1, unless the Participant is reemployed by the Company or an Affiliate before such distribution is processed.

     (a) Effective January 1, 1998, if the value of the Participant's Accounts does not exceed $5,000, his Accounts will be distributed to him in a lump sum payment as soon as practicable after the Plan's Recordkeeper is notified of his termination of employment. Whether this paragraph (a) applies and the amount of the payment to be made hereunder will be determined as of the Valuation Date coinciding with the date the payment is processed.

     (b) If the value of the Participant's Accounts exceeds $5,000, the Participant may withdraw his Accounts on the Distribution Date (as defined in paragraph (c) below) he elects, in either of the following forms of payment he selects: (i) a lump sum or (ii) monthly, quarterly, semi-annual or annual installments (to be as nearly equal as practicable) for a period not to exceed his life expectancy or the joint life expectancy of himself and his Beneficiary.

     (c) A "Distribution Date" shall mean the date as of which a payment is made to the Participant pursuant to this Section 9.1, without regard to any administrative delay. A Participant may elect that his Distribution Date occur as soon as practicable after his Termination Date or on any Valuation Date thereafter, but not later than the April 1 following the year in which he attains age 70 1/2, provided that no election of Distribution Date will be valid if it is made more than 90 days prior to such date.

Any election under paragraph (b) or (c) above shall be modified, as necessary, to conform to Section 9.11.

9.2 Distribution Only Upon Separation From Service. The restrictions on distributions prior to a Participant's separation from service previously set forth in Section 9.2 have been repealed effective for distributions on or after January 1, 2002 with respect to a Participant who has terminated employment with the Company and its Affiliates (regardless of the date of such termination).

9.3 Form of Payment. Distributions from the Company Stock Fund shall be made in cash unless the Participant elects to have all or a portion of his interest in such fund distributed in shares of Common Stock. Distributions from the other Investment Funds shall be made in cash, unless the Participant elects that some or all of the balances of such funds be transferred to the Company Stock Fund and distributed in shares of Common Stock in accordance with uniform rules established by the Committee.

9.4 Direct Rollover Option. In accordance with uniform rules established by the Committee, each Participant, surviving spouse of a Participant or alternate payee under a qualified domestic relations order within the meaning of section 414(p) of the Code who is due to receive an eligible rollover distribution from the Plan may direct the Trustee to transfer all or a portion of such distribution directly to another eligible retirement plan. For purposes of this Section 9.4, the terms "eligible rollover distribution" and "eligible retirement plan" as applied to any such individual shall have the meaning accorded such terms under section 401(a)(31) of the Code (or any successor provision thereto) and applicable regulations thereunder. Effective January 1, 2000, hardship withdrawals of Tax-Saver Contributions made under Section 8.3 shall not be eligible rollover distributions.

9.5 Put Option. If Common Stock acquired by the Plan, when distributed, is not readily tradable on an established market, a Participant who is entitled to a distribution of such stock shall have the right to require that the Company repurchase it under a fair valuation formula in compliance with any applicable regulations. Such put option shall be exercisable for a period of at least sixty
(60) days following the date of distribution of such Common Stock, and if the put option is not exercised within such sixty (60) day period, for an additional period of at least sixty (60) days in the following Plan Year as provided in applicable regulations. The Company shall make full payment of the purchase price for Common Stock which is the subject of a put option that is properly exercised by a Participant within 30 days after the Participant surrenders to the Company certificates representing such Common Stock, duly endorsed or accompanied by a stock power duly executed, in either case with his signature duly guaranteed, and accompanied by all required stock transfer stamps; provided that, in the event the shares put to the Company were distributed to the Participant as part of a total distribution, the Company may elect to make such payment in substantially equal annual installments over a period beginning within 30 days after the date the put option is exercised and not exceeding five years if the Company provides adequate security and pays a reasonable interest rate with respect thereto.

9.6 Facility of Payment. Notwithstanding the provisions of Sections 9.1 or 10.1, if in the Company's opinion, a Participant or other person entitled to benefits under the Plan is under a legal disability or is in any way incapacitated so as to be unable to manage his financial affairs, the Committee may direct the Trustee to make payment to a relative or friend of such person for his benefit until claim is made by a conservator or other person legally charged with the care of his person or his estate. Thereafter, any benefits under the Plan to which such Participant or other person is entitled shall be paid to such conservator or other person legally charged with the care of his person or his estate.

9.7 Interests Not Transferable. The interests of Participants and other persons entitled to benefits under the Plan are not subject to the claims of their creditors and may not be voluntarily or involuntarily assigned, alienated or encumbered, except in the case of a properly documented levy of the Internal Revenue Service, required tax withholding or qualified domestic relations orders that relate to the provision of child support, alimony or marital rights of a spouse, child or other dependent and which meet such other requirements as may be imposed by section 414(p) of the Code or applicable Treasury Regulations. Notwithstanding any other provision of the Plan to the contrary, distribution of the entire portion of a Participant's Accounts awarded to his alternate payee may be made in a lump sum payment, as soon as practicable after the Committee (or its delegate) determines that such order is qualified, without regard to whether the Participant would himself be entitled under the terms of the Plan to withdraw or receive a distribution of such lump sum amount at that time, but only if the terms of the order provide for such immediate distribution either specifically or by general reference to any manner of distribution permitted under the Plan.

9.8 Absence of Guaranty. None of the Company, the Trustee, or the Employers in any way guarantee the assets of the Plan from loss or depreciation, or guarantee any payment to any person. The liability of the Trustee to make any payment is limited to the available assets of the Plan held under the Trust.

9.9 Missing Participants or Beneficiaries. Each Participant and each designated Beneficiary must file with the Recordkeeper from time to time in writing his post office address and each change of post office address. Any communication, statement or notice addressed to a Participant or designated Beneficiary at his last post office address filed with the Recordkeeper, or, in the case of a Participant, if no address is filed with the Recordkeeper, then at his last post office address as shown on the Employer's records, will be binding on the Participant and his designated Beneficiary for all purposes of the Plan. None of the Company, the Employers, or the Trustee will be required to search for or locate a Participant or designated Beneficiary.

9.10 Doubt as to Right to Payment. In the event that at any time any doubt exists as to the right of any person to any payment hereunder or the amount or time of such payment (including, without limitation, any case of doubt as to identity, or any case in which any notice has been received from any other person claiming any interest in amounts payable hereunder, or any case in which a claim from other persons may exist by reason of community property or similar laws), the Committee shall be entitled, in its discretion, to direct the Trustee to hold such sum as a segregated amount in trust until such right or amount or time is determined or until order of a court of competent jurisdiction, or to pay such sum into court in accordance with appropriate rules of law in such case then provided, or to make payment only upon receipt of a bond or similar indemnification (in such amount and in such form as is satisfactory to such Committee).

9.11 Limits on Commencement and Duration of Payments. Except as expressly provided below, the following provisions shall be applied in accordance with sections 401(a)(9) and 401(a)(14) of the Code and applicable Treasury Regulations and shall act as a restriction on (and not an enlargement of) any other distribution provisions set forth herein:

     (a) Unless the Participant elects otherwise (which election may be passive), payment to a Participant under this Article IX shall be made or commenced not later than the 60th day after the close of the Plan Year in which occurs the later of his Termination Date or his Normal Retirement Date.

     (b) Distribution of the Participant's Accounts shall be made or shall commence no later than the April 1 following the calendar year in which later of the following occurs: (i) the Participant attains age 70 1/2 or
     (ii) the Participant terminates employment with the Company and its Affiliates.

     (c) A Participant who commences payment of his Accounts pursuant to paragraph (b) may choose his form of payment in accordance with paragraph 9.1(b), subject to the remaining provisions of this Section 9.11.

     (d) Distribution shall be made over the life of the Participant or over the lives of the Participant and his Beneficiary (or over a period not extending beyond the life expectancy of such Participant or the point life expectancies of the Participant and his Beneficiary). For this purpose, life expectancy will not be recalculated each year.

     (e) If a Participant dies after distribution of his Accounts has begun, the remainder of his Accounts shall be distributed to his Beneficiary at least as rapidly as under the payment schedule commenced before his death.

     (f) If a Participant dies before distribution of his Accounts has begun, distribution to his Beneficiary shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death, provided that this five-year rule shall not apply to a natural person designated as a Beneficiary by the Participant or under the terms of the Plan, if

          (i) the Participant's Accounts will be distributed over the life (or life expectancy) of such designated Beneficiary, and

     (g) the distribution to the Beneficiary begins not later than December 31 of the calendar year following the calendar year of the Participant's death or, if the Beneficiary is the Participant's surviving spouse, not later than the December 31 following the calendar year in which the Participant would have attained age 70 1/2.

     (h) If the Participant's surviving spouse is his Beneficiary and the spouse dies before distribution to the spouse begins, paragraph (f) shall be applied as though the spouse were the Participant.

Notwithstanding any provision of the Plan to the contrary, the Plan will apply the minimum distribution requirements of section 401(a)(9) of the Code for the calendar year 2002 in accordance with the regulations under section 401(a)(9) that were proposed on January 17, 2001 and thereafter in accordance with the final and temporary regulations published on April 17, 2002.

9.12 Contributions Subsequent to Distribution. Any Employer contribution made subsequent to the complete distribution of the balance of a Participant's Accounts shall be paid to the Participant (or his Beneficiary, if applicable) as soon as practicable after the date of such contribution.

9.13 Payments to Minors. If at any time a person entitled to receive any payment hereunder is a minor, such payment, in the sole discretion of the Committee, may be made for the benefit of such minor to his parent, guardian or the person with whom he resides, or to the minor himself, and the release of any such parent, guardian, person or minor shall be a valid and complete discharge for such payment.

9.14 Identity of Proper Payee. The determination of the Committee as to the identity of the proper payee of any payment and the amount properly payable shall be conclusive, and payment in accordance with such determination shall constitute a complete discharge of all obligations on account thereof.

9.15 Inability to Locate Payee. Notwithstanding any other provision of the Plan, in the event that the Committee cannot locate any person to whom a payment is due under this Plan, the benefit in respect of which such payment is to be made shall be forfeited at such time as the Committee shall determine in its sole discretion (but in all events prior to the time such benefit would otherwise escheat under any applicable law); provided that, such benefit shall be reinstated (from current forfeitures (if any), from investment gains within the Trust Fund or from a special Employer contribution, as determined by the Committee), if such person subsequently makes a valid claim for such benefit prior to termination of the Plan.

9.16 Estoppel of Participants and Their Beneficiaries. The Employers, Committee and Trustee may rely upon any certificate, statement or other representation made to them by any employee, Participant, spouse or other beneficiary with respect to age, length of service, leave of absence, date of cessation of employment, marital status, or other fact required to be determined under any of the provisions of this Plan, and shall not be liable on account of the payment of any moneys or the doing of any act in reliance upon any such certificate, statement or other representation. Any such certificate, statement or other representation made by an employee or Participant shall be conclusively binding upon such employee or Participant and his spouse or other beneficiary, and such employee, Participant, spouse or beneficiary shall thereafter and forever be stopped from disputing the truth and correctness of such certificate, statement or other representation. Any such certificate, statement or other representation made by a Participant's spouse or other beneficiary shall be conclusively binding upon such spouse or beneficiary, and such spouse or beneficiary shall thereafter and forever be stopped from disputing the truth and correctness of such certificate, statement or other representation.

9.17 Community Property Laws. Notwithstanding any provision to the contrary contained in this Plan, the Committee may require consent of a Participant's spouse to any election (or revocation of an election) with respect to the form of payment of the Participant's benefits under the Plan, if the Committee, in its sole discretion, deems such consent necessary or advisable in light of the possible application thereto of community property or similar laws.

                                   ARTICLE X

                     Distribution Upon Death of Participant

10.1 Distribution to Beneficiary. If a Participant dies before his vested Account balance has been fully paid to him, payment of the remainder of such vested balance shall be paid to his Beneficiary in accordance with the following:

     (a) If the Participant dies before payment to him has commenced, his Beneficiary may elect, subject to Section 9.11, either (i) a lump sum payment, (ii) monthly, quarterly, semi-annual or annual installment payments for a period not exceeding the Beneficiary's life expectancy, or
     (iii) if the Beneficiary is the Participant's Surviving Spouse, an annuity purchased for the Beneficiary from a commercial insurance company, commencing as of such Distribution Date the Beneficiary elects that is not later than the date that would have been the Participant's Normal Retirement Date (or as soon as practicable after the Participant's death if his death occurs after his Normal Retirement Date), provided that if the Participant's vested Account balance is $5,000 or less, payment shall automatically be made in a lump sum as soon as practicable after the Participant's death is confirmed, and provided further that if the Beneficiary does not elect payment in one of the permitted forms in a timely manner so as to comply with this paragraph (a) and Section 9.11, the Beneficiary shall be paid in a lump sum.

10.2 Distribution Upon Death of Participant. If the Participant dies after commencing to receive installment payments in accordance with the clause 7.1(b)(ii), payment shall continue in the same form to his Beneficiary.

10.3 Designation of Beneficiary. Subject to the further provisions of this
Article X, each Participant may designate, at such time and in such manner as the Committee shall prescribe, a Beneficiary or Beneficiaries (who may be a natural person, executor, administrator, trust, foundation or other entity) to receive the vested balance of his Accounts after his death. Such designation of a Beneficiary or Beneficiaries shall not be effective for any purpose unless and until it has been filed by the Participant with the Committee, provided, however, that a designation mailed by the Participant to the Committee prior to death and received by it after his death shall take effect upon such receipt, but prospectively only and without prejudice to any payor or payee on account of any payments made before receipt by the Committee. Notwithstanding the foregoing, a Participant's sole Beneficiary shall be his Surviving Spouse, if the Participant has a surviving spouse, unless the Participant has designated another Beneficiary with Spousal Consent. For purposes of this Section 10.2 the term "Spouse" or "Surviving Spouse" shall mean a Participant's legal spouse as of the date of his death. A former legal spouse will be treated as the Participant's Spouse to the extent provided in a qualified domestic relations order (as defined in section 414(p) of the Code). The term "Spousal Consent" shall mean written consent by a Participant's Spouse to an election, Beneficiary designation or similar action by the Participant. A Spousal Consent shall be ineffective unless it acknowledges the effect of such election, Beneficiary designation or action and is witnessed by a notary public and, with respect to Spousal Consent pertaining to a Beneficiary designation, unless such designation specifically identifies the Participant's Beneficiaries (and alternate Beneficiaries) by name or class. If the Committee is satisfied that such Spousal Consent cannot be obtained because there is no Spouse, because the Spouse cannot be located, or because of other circumstances which may be permitted under applicable law, Spousal Consent shall be deemed to have been given. Any consent or deemed consent with respect to a Spouse which satisfies the foregoing requirements shall be effective only with respect to the Spouse by whom given (or deemed to be given), and may not be revoked by such Spouse with respect to the election, Beneficiary designation or other action to which such consent pertains.

10.4 Change of Beneficiary. A Participant, from time to time in such manner as the Committee shall prescribe, may change his designated Beneficiary or Beneficiaries, but any such designation which has the effect of naming a person other than the Surviving Spouse as sole Beneficiary is subject to the Spousal Consent requirement of Section 10.2.

10.5 Failure to Designate Beneficiary. If a Participant has failed to properly designate a Beneficiary to receive the Participant's death benefits, or a Beneficiary previously designated has predeceased the Participant and no alternative designation has become effective, such benefits shall be distributed to the Participant's Surviving Spouse, if any, or if no Spouse survives the Participant, to the Participant's estate.

10.6 Proof of Death. The Committee, as a condition precedent to making payment to any Beneficiary, may require that a death certificate, burial certificate or other evidence of death, and/or a court order or other evidence of the status and authority of the Beneficiary or of any legal representative of the Beneficiary, acceptable to it be furnished.

10.7 Discharge of Liability. If distribution in respect of a Participant's Accounts is made to a person reasonably believed by the Committee or its delegate (taking into account any document purporting to be a valid consent of the Participant's spouse, or any representation by the Participant that he is not married) to properly qualify as the Participant's Beneficiary under the foregoing provisions of this Article X, the Plan shall have no further liability with respect to such Accounts (or the portion thereof distributed).

                                   ARTICLE XI

                                   Trust Fund

11.1 Trust Agreement. By adopting the Plan, each Employer shall automatically become a party to the Trust Agreement between the Company and the Trustee under which the Trustee shall receive the contributions made by the Employers under the Plan and shall hold, invest and distribute the Trust Fund in accordance with the terms and provisions of the Trust Agreement. Any and all rights or benefits which may accrue to any person under the Plan shall be subject to all the terms and provisions of the Trust Agreement. In the event that the Trustee shall be a bank or similar financial institution supervised by the United States or a State, the Committee, in its discretion, may authorize the Trustee to invest all or a part of the Plan's assets in deposits which bear a reasonable interest rate in such bank or financial institution.

11.2 No Diversion of Trust Fund. The Trust Fund shall in no event be used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries (including the payment of the expenses of the administration of the Plan and of the Trust Fund), except that, at the Committee's request, a contribution that is made by an Employer by a mistake of fact may be returned to such Employer within one year after the payment of the contribution.

11.3 Duration of Trust. The Trust shall continue for such time as may be necessary to accomplish the purposes for which it is created.

11.4 Company as Agent. The Company is hereby authorized to act as agent for all other Employers in dealings with the Trustee under the Plan.

                                  ARTICLE XII

                                 Administration

12.1 Committee. A committee (the "Committee") consisting of not less than two
(2) members shall be appointed by the Board of Directors to administer the Plan and oversee the investment of its assets. Each member of the Committee may resign or may be removed at any time by the Board of Directors. In the event that a vacancy or vacancies shall occur on the Committee, the remaining member or members shall act as the Committee until the Board of Directors fills such vacancy or vacancies. A member of the Committee shall serve without compensation for his services as such member, and in the event of the removal, death or resignation of any member, his successor shall be appointed by the Board of Directors. No person shall be ineligible to be a member of a Committee because he is, was or may become entitled to benefits under the Plan or because he is a director and/or officer of an Employer or Affiliate or a Trustee; provided, that no member of a Committee shall participate in any determination by the Committee specifically relating to the disposition of his own Account. The members of the Committee shall serve without bond except to the extent required by applicable law.

12.2 Committee Powers and Authority. Except as otherwise expressly provided in the Plan or in the Trust Agreement, or by the Board of Directors:

     (a) The Committee shall be responsible for the administration of the Plan as set forth herein. Otherwise, the Company shall be the plan administrator of the Plan within the meaning of section 3(16)(A) or ERISA and 414(g) of the Code.

     (b) The Committee shall be responsible for making appropriate provision for the investment and reinvestment of the Trust Fund.

     (c) The Committee shall have all powers necessary or helpful for the carrying out of its responsibilities hereunder, and the decisions or actions of the Committee in respect of any matter hereunder shall be conclusive and binding upon all parties concerned.

     (d) The Committee may delegate to one or more of its members, to the Recordkeeper or to any other duly appointed agent of the Committee, including but not limited to any individual employed in the Benefits Department of the Company, the right to act on its behalf in any one or more matters connected with the administration of the Plan.

     (e) Without limiting the generality of the foregoing, the Committee shall have the power and absolute discretion to:

          (i) make rules and regulations for the administration of the Plan which are not inconsistent with the terms and provisions of the Plan;

          (ii) construe all terms, provisions, conditions and limitations of the Plan, resolve ambiguities, remedy inconsistencies and supply omissions;

          (iii) make all relevant factual findings; and

          (iv) conclusively determine all questions arising out of or in connection with the provisions of the Plan or its administration in any and all cases in which the Committee deems such a determination advisable, including but not limited to the power to determine the eligibility of employees to participate in the Plan and the rights of Participants and other persons entitled to benefits under the Plan and their respective benefits.

The foregoing list of powers is not intended to be either complete or exclusive, and the Committee, in addition, shall have such other discretionary powers as may be necessary for the performance of its duties under the Plan and the Trust Agreement.

12.3 Limitation of Liability and Indemnification. Except as otherwise provided by law, no person who is a member of the Committee, or who is an employee, director or officer of an Employer or any Affiliate, shall incur any liability whatsoever on account of any matter connected with or related to the Plan or the administration of the Plan, unless such person shall have acted in bad faith, or have willfully neglected his duties, in respect of the Plan. The Company shall indemnify and save each such person harmless against any and all loss, liability, claim, damage, cost and expense which may arise by reason of, or be based upon, any matter connected with or related to the Plan or the administration of the Plan (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or in settlement of any such claim whatsoever), to the fullest extent permitted under the Certificate of Incorporation and By-Laws of the Company.

12.4 Committee Action. A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business. The Committee shall select from among its members a Chairman, and shall appoint (from its members or otherwise) a Secretary. The Committee may act by vote or consent of the majority of its members then in office and may establish its own procedures. The Committee may authorize any one or more of its members or the Secretary of the Committee to sign and deliver any instrument, certificate or other paper or document on its behalf. Notwithstanding the preceding provisions of this Section 12.4, if the Committee shall consist of only two members, both members shall be necessary to establish a quorum for the transaction of business and action may be taken only by unanimous vote, unless the action in question directly concerns one of the Committee member's benefits under the Plan, in which event the other member shall act as the Committee.

12.5 Subcommittees, Counsel and Agents. The Committee may appoint from its members such subcommittees (of one or more such members), with such powers, as the Committee shall determine. The Committee may employ such counsel (including legal counsel, who may be counsel for an Employer or any Affiliate) and agents and such clerical and other services as it may require in carrying out the provisions of the Plan, and may charge the fees, charges and costs resulting from such employment as an administrative expense to the Plan. Unless otherwise required by law, persons employed by the Committee as counsel, or as its agents or otherwise, may include members of the Committee, or of the Board or Boards of Directors of any Employer or Affiliate, or firms with which members of the Committee or Board or Boards of Directors of any Employer or Affiliate are associated as partners, employees or otherwise.

Persons serving on the Committee or on any subcommittee shall be fully protected in acting or refraining from acting in accordance with the advice of legal or other counsel.

12.6 Reliance on Information. The members of the Committee and any Employer and Affiliate and their respective officers, directors and employees, shall be entitled to rely upon all tables, valuations, certificates, opinions and reports furnished by any actuary, accountant, trustee, insurance company, counsel, physician or other expert who shall be engaged by the Committee, an Employer or any Affiliate, and the members of the Committee and any Employer and Affiliate and their respective officers, directors and employees, shall be fully protected in respect of any action taken or suffered by them in good faith in reliance thereon, and all action so taken or suffered shall be conclusive upon all persons affected thereby.

12.7 Instructions to Trustee. The Committee shall provide appropriate instructions in accordance with the Trust Agreement to enable the Trustee to make the distributions provided for in the Plan.

12.8 Fiduciaries. The provisions of this Section 12.8 shall apply notwithstanding any contrary provision of the Plan or of the Trust Agreement.

     (a) Named Fiduciaries. The named fiduciaries under the Plan shall be (i) the Company, (ii) the Committee and each of its members, and (iii) a Participant to the extent such Participant has directed the investment of his Accounts under Article VI.

          1. Allocation of Fiduciary and Other Responsibilities. The Committee shall have the right, which shall be exercised in accordance with the procedures set forth in the Plan or in the Trust Agreement for action by the Committee, to allocate responsibilities (fiduciary or otherwise) among its members, and it shall have the right to designate persons other than the Committee to carry out responsibilities (fiduciary or otherwise) under the Plan.

     (b) Service in Multiple Capacities. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.

     (c) Advisers. The Committee, and any fiduciary designated by the Committee pursuant to paragraph (b) above to whom such power is granted by the Committee, may employ one or more persons to render advice with regard to any responsibility such fiduciary has under the Plan.

     (d) Investment Manager. The Committee may appoint an investment manager or managers, as defined in ERISA, to manage (including the power to acquire, invest and dispose of) any assets of the Plan.

     (e) Limitation of Liability. Except to the extent otherwise provided by law, if any duty or responsibility of a named fiduciary has been allocated or delegated to any other person in accordance with any provision of this Plan or of the Trust Agreement, then such named fiduciary shall not be liable for any act or omission of such person in carrying out such duty or responsibility.

12.9 Genuineness of Documents. The Committee, and any Employer and Affiliate and their respective officers, directors and employees, shall be entitled to rely upon any notice, request, consent, letter, telegram or other paper or document believed by them or any of them to be genuine, and to have been signed or sent by the proper person, and shall be fully protected in respect of any action taken or suffered by them in good faith in reliance thereon.

12.10 Proper Proof. In any case in which an Employer or the Committee shall be required under the Plan to take action upon the occurrence of any event, they shall be under no obligation to take such action unless and until proper and satisfactory evidence of such occurrence shall have been received by them.

12.11 Claims Procedure. The Committee shall establish a claims procedure in accordance with applicable law and shall afford a reasonable opportunity to any Participant or Beneficiary whose claim for benefits has been denied for a full and fair review of the decision denying such claim.

12.12 Recordkeeper. The Committee may appoint a Recordkeeper to perform such administrative functions as the Committee may determine from time to time, including but not limited to the processing of loans, withdrawals and distributions, and contribution and in accordance with Investment Fund elections by Participant, in accordance with the terms of the Plan.

12.13 Administrative Expenses. Except as otherwise determined by the Company, the expenses of administering the Plan and the fees and expenses incurred in connection with the collection, administration, management, investment, protection and distribution of the Plan assets under the Trust shall be paid directly by the Trust out of Plan assets or, if paid by one or more Employers, reimbursed by the Trust, to the maximum extent permitted by law, and shall be allocated to Participants' Accounts in accordance with rules established by the Committee in its sole discretion.

                                  ARTICLE XIII

     Discontinuing Participation and Right of Company to Amend or Terminate

13.1 Discontinuance of Participation By an Employer. An Employer's participation in the Plan shall cease in accordance with the following:

     (a) Any Employer may elect, at any time, to discontinue its participation hereunder in whole or in part with respect to any of its divisions or locations, by filing written notice thereof with the Board of Directors and the Committee and specifying the group or groups of Participants affected by such election.

     (b) The Plan shall be discontinued as to all Participants of any Employer which shall be declared bankrupt or which makes any general assignment for the benefit of creditors.

     (c) The Plan shall be discontinued as to Participants of any Employer in the event of the dissolution, merger, consolidation, or sale or other disposition of all of the business and assets or stock of such Employer, unless provision is made for the continuance of the Plan by a successor.

     (d) The Plan shall be discontinued as to Participants of any Employer that ceases to be a Controlled Group Member, unless the Board of Directions expressly permits its continued participation in the Plan.

In such event the Committee shall either make such current or deferred distribution to the Participants affected by such discontinuance as it shall deem appropriate and in accordance with the Plan, or in lieu thereof, direct that the portion of the Trust Fund allocable to such Participants be transferred to a successor qualified plan or funding medium, if provision is made for coverage for such Participants under such plan or funding medium. No Participant shall make any contributions to the Plan, after discontinuance of his Employer's participation in the Plan with respect to him.

13.2 Amendment. The Company shall have the right to amend the Plan by resolution of the Board of Directors, by resolution of any duly authorized committee thereof or by written action of any duly authorized officer of the Company, to any extent that it may deem advisable, and all Employers, employees, Participants, and Beneficiaries shall be bound thereby. Where deemed necessary or advisable in order to ensure compliance with applicable law (including administrative interpretations thereof), amendments may be put into effect in practice and in communications to Participants prior to the time that they are embodied in formal amendments to the Plan document. No amendment shall reduce a Participant's interest to the Plan to an amount less that what his interest would have been if his Termination Date had occurred on the day of the amendment.

13.3 Termination. The Plan may be terminated at any time by resolution of the Board of Directors, provided that no such action shall permit any part of the corpus or income of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of the Participants and their Beneficiaries under the Plan and for the payment of the administrative costs of the Plan prior to the satisfaction of all liabilities under the Plan.

13.4 Plan Merger. The Company may determine that the Plan should be merged with, or the Company or the Committee may determine that all or a portion of the Plan's assets should be transferred to, any other qualified plan within the meaning of section 401(a) of the Code, and the Committee in its discretion may permit the Plan to accept a transfer of all or a portion of the assets of another qualified plan. In the case of any merger or consolidation with, or transfer of assets or liabilities to or from, any other plan, each Participant in this Plan shall be entitled to a benefit immediately after the merger, consolidation, or transfer (if such other plan then terminated) which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then been terminated). In the event of a transfer or merger into the Plan, the provisions of the other plan that pertain to optional forms of benefit and other rights that may not be eliminated by amendment shall be incorporated herein by reference to the extent necessary to comply with Section 411(d)(6) of the Code and applicable Treasury Regulations until such time as a separate supplement setting forth such protected features is added to the Plan.

                                   ARTICLE XIV

                                  Miscellaneous

14.1 Appropriate Forms and Filing with Committee. For all purposes of this Plan, the date on which an Appropriate Form, Contribution Agreement, or any other document is returned to or filed with the Committee shall be the date on which such Appropriate Form, Contribution Agreement or other document is actually received by the Committee or its designated agent. As and to the extent determined by the Committee from time to time, an appropriate form may consist of electronic or voice communication, provided that a Participant's designation of a Beneficiary and any Spousal Consent required in connection with any such designation shall be in writing. The Committee shall prescribe the conditions for use of the Appropriate Form. Any submission by a Participant of an election through an electronic or voice communication system shall constitute his valid signature for purposes of any transaction effected thereby. An election made through any such system shall be considered received on the day it is transmitted, unless such transmission is received after the applicable cut-off date and/or time prescribed by the Recordkeeper. The availability of electronic, internet or interactive phone access to the Plan's recordkeeping system shall not guaranty access to any Participant at a particular time.

14.2 Governing Laws. The Plan shall be governed by and construed and administered under the laws of the State of [New Jersey], except to the extent such laws are preempted by Federal law.

14.3 Separability. If any provision of this Plan is held invalid or unenforceable, its invalidity or unenforceability shall not affect any other provisions of the Plan and the Plan shall be construed and enforced as if such provisions had not been included therein.

14.4 Captions. The captions contained herein and the table of contents prefixed hereto are inserted only as a matter of convenience and for reference and in no way define, limit, enlarge or describe the scope or intent of this Plan nor in any way shall affect the Plan or the construction of any provision thereof.

14.5 Limitation of Liability. Except to the extent otherwise provided by law, no liability shall attach to or be incurred by any stockholder, officer or director of any Employer or any Affiliate, and if an Employer or Affiliate shall be a partnership, any partner thereof, under or by reason of the terms, conditions and provisions contained in this Plan or in the Trust Agreement, or for the acts or decisions taken or made thereunder or in connection therewith; and as a condition precedent to his participation in the Plan or the receipt of benefits thereunder, or both, such liability, if any, is expressly waived and released by each Participant and Beneficiary, and by any and all persons claiming under or through such persons, such waiver and release to be conclusively evidenced by any act or participation in or the acceptance of benefits or the making of elections under this Plan.

14.6 Construction. The Plan is intended to constitute a qualified plan under section 401(a) of the Code (which includes a qualified cash or deferred arrangement within the meaning of section 401(k) of the Code) and to comply with applicable provisions of ERISA. Accordingly, the Plan shall, at all times, be construed and administered in a manner consistent with the requirements of said sections 401(a) and 401(k) of the Code and the requirements of ERISA.

14.7 Action by Employers. Except as otherwise provided herein, any action required or permitted to be taken by the Company or any other Employer which is a corporation shall be by resolution of its Board of Directors or a duly authorized committee thereof or by written action of a duly authorized officer of the Company or the Employer. Any action required or permitted to be taken by an Employer that is a partnership shall be by a general partner of such partnership or by a duly authorized officer thereof.

14.8 Family Members of Highly Compensated Employees. The family aggregation rules previously effective under the Plan are repealed effective January 1, 1997.

                                   ARTICLE XV

                             "Top-Heavy" Provisions

15.1 Applicable Plans. For purposes of this Article XV, "Applicable Plans" shall include (a) each plan of an Employer or an Affiliate in which a Key Employee (as defined in Section [15.2] below for this Plan, and as defined in section 416(i) of the Code for each other Applicable Plan) participates during the five
(5)-year period ending on such plan's "Determination Date" (as described in Section 151.4 below) and (b) each other plan of an Employer or an Affiliate which, during such period, enables any plan in clause (a) of this sentence to meet the requirements of section 401(a)(4) or 410 of the Code. Any plan not required to be included under the preceding sentence may also be included, at the option of the Company, provided that the requirements of sections 401(a)(4) and 410 of the Code continue to be satisfied for the group of Applicable Plans after such inclusion. Applicable Plans shall include terminated plans, frozen plans and, to the extent that benefits are provided with respect to service with an Employer or an Affiliate, multiemployer plans (described in section 414(f) of the Code) and multiple employer plans (described in section 413(c) of the Code) to which an Employer or an Affiliate makes contributions.

15.2 Key Employee. For purposes of this Article XV, "Key Employee" for any Plan Year shall mean an employee (including a former employee whether or not deceased) of an Employer or an Affiliate who, at any time during a given Plan Year or any of the four (4) preceding Plan Years, is one or more of the following.

     (a) An officer of an Employer or an Affiliate having Top-Heavy Compensation of more than fifty percent (50%) of the dollar amount in effect under section 415(b)(1)(A) of the Code for any such Plan Year; provided, that the number of employees treated as officers shall be no more than fifty (50) or, if fewer, the greater of three (3) employees or ten percent (10%) of the employees (exclusive of employees described in section 414(q)(5) of the Code).

     (b) One of the ten (10) employees (i) having Top-Heavy Compensation of more than the dollar limit under section 415(c)(1)(A) and (ii) owning or considered as owning within the meaning of section 416(i) of the Code) the largest percentage interests in value of an Employer or an Affiliate, provided that such percentage interest exceeds one-half percent (.5%) in value. If two employees have the same interest in the Employer or an Affiliate, the employee having the greater Total Compensation shall be treated as having a larger interest.

     (c) A person owning (or considered as owning, within the meaning of section 416(i) of the Code) more than five percent (5%) of the outstanding stock of an Employer or an Affiliate, or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer or an Affiliate (or having more than five percent (5%) of the capital or profits interest in any Employer or an Affiliate that is not a corporation, determined under similar principles).

     (d) A one percent (1%) owner of an Employer or an Affiliate having Top-Heavy Compensation of more than one hundred fifty thousand dollars ($150,000). "One percent (1%) owner" means any person who would be described in paragraph (c) of Section [15.1.2] if "one percent (1%)" were substituted for "five percent (5%)" in each place where it appears in paragraph (c).

     For purposes of this Section [15.2], "Top-Heavy Compensation" means "compensation" as that term is defined in section 414(q)(4) of the Code.

15.3 Top Heavy Condition. In any Plan Year for which the sum, for all Key Employees (as defined in Section 15.2 above for this Plan and as defined in section 416(i) of the Code for each other Applicable Plan), of the present value of the cumulative accrued benefits under all Applicable Plans which are defined benefit plans (determined based on the actuarial assumptions set forth in the "top-heavy" provisions of such plans) and the aggregate of their accounts under all Applicable Plans which are defined contribution plans, exceeds sixty percent (60%) of a similar sum determined for all participants in such plans (but excluding participants who are former Key Employees), the Plan shall be deemed "Top-Heavy."

15.4 Determination Date. The determination as to whether this Plan is "Top-Heavy" for a given Plan Year shall be made on the last day of the preceding Plan Year (the "Determination Date"); and other plans shall be included in determining whether this Plan is "Top-Heavy" based on the determination date as defined in section 416(g)(4)(C) of the Code for each such plan which occurs in the same calendar year as such Determination Date for this Plan.

15.5 Valuation. The value of account balances and the present value of accrued benefits for each Applicable Plan will be determined, subject to section 416 of the Code and the regulations thereunder, as of the most recent valuation date that falls within or ends with the 12-month period ending on the applicable determination date for such plan.

15.6 Distribution within Five Years. Subject to Section 15.7 below, distributions from the Plan or any other Applicable Plan during the five
(5)-year period ending on the applicable Determination Date shall be taken into account in determining whether the Plan is "Top-Heavy."

15.7 No Services within Five Years. Benefits and distributions shall not be taken into account with respect to any individual who has not rendered any services to any Employer or Affiliate at any time during the five (5)-year period ending on the applicable Determination Date.

15.8 Compliance with Code Section 416. The calculation of the "top-heavy" ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code section 416 and the regulations thereunder.

15.9 Deductible Employee Contributions. Deductible employee contributions will not be taken into account for purposes of computing the "top-heavy" ratio.

15.10 Beneficiaries. The terms "Key Employee" and "Participant" include their Beneficiaries.

15.11 Accrued Benefit Under Defined Benefit Plans. Solely for purposes of determining whether this Plan or any other Applicable Plan is "Top-Heavy" for a given Plan Year, the accrued benefit under any defined benefit plan of a Participant other than a Key Employee shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer or an Affiliate, or (b) if there is no such method, as if such benefit accrued not more rapidly than at the slowest accrual rate permitted under the fractional accrual rule of section 411(b)(1)(C) of the Code.

15.12 Provisions Applicable in "Top-Heavy" Years. For any Plan Year in which the Plan is deemed to be "Top-Heavy," the following provisions shall apply to any Participant who has not terminated employment before such Plan Year:

     (a) Required Allocation. The amount of Employer contributions and forfeitures which shall be allocated to the Account of any Participant who
     (a) is employed by an Employer or an Affiliate on the last day of the Plan Year and (b) is not a Key Employee shall be (i) at least three percent (3%) of such Participant's Total Compensation for such Plan Year, or, (ii) if less, an amount equal to such Total Compensation multiplied by the highest allocation rate for any Key Employee. For purposes of the preceding sentence, the allocation rate for each individual Key Employee shall be determined by dividing the Employer contributions and forfeitures allocated to such Key Employee's account (including elective contributions) under all Applicable Plans considered together by his Total Compensation; provided, however, that clause (ii) above shall not apply if this Plan enables a defined benefit plan required to be aggregated with this Plan under Section
     15.1 above to meet the requirements of section 401(a)(4) or 410 of the Code. The minimum allocation provisions of this Section 15.12 shall, to the extent necessary, be satisfied by special Employer contributions made by the Employer for that purpose. Notwithstanding the foregoing, the minimum allocations otherwise required by this Section 15.12 shall not be required to be made for any Participant (y) if such Participant is covered under a defined benefit plan maintained by an Employer or an Affiliate which provides the minimum benefit required under section 416(c)(1) of the Code, and/or (z) to the extent that the minimum allocation otherwise required by this Section 15.12 is made under another defined contribution plan maintained by an Employer or an Affiliate. In addition, any minimum allocation required to be made for a Participant who is not a Key Employee shall be deemed satisfied to the extent of the benefits provided by any other qualified plan maintained by an Employer or an Affiliate. For Plan Years beginning on or after January 1, 1989, Tax-Saver Contributions by a non-Key Employee shall be disregarded in determining the amount of contributions required to be allocated for his benefit under this Section
     15.12. For Plan Years beginning on or after January 1, 1989, Matching Contributions for a non-Key Employee that are taken into account to meet the minimum allocation requirements of this Section 15.12 shall be disregarded in applying the provisions of Sections 5.6 and 5.10 of the Plan.

     (b) Multiplier. For Plan Years beginning prior to January 1, 2000, except as otherwise provided by law, "1.00" shall be substituted for the multiplier "1.25" required by section 415(e)(2)(B)(i) and (3)(B)(i) of the Code, to the extent applicable, unless the following conditions are met::
     (a) the percentage described in Section 15.3 above does not exceed ninety percent (90%), and (b) "four percent (4%)" is substituted for "three percent (3%)" in paragraph (a) above

     Notwithstanding any other provision of this Plan, if the sum of the combined limitation fractions described in section 415(e)(2) and (3) of the Code, calculated by substituting "1.00" for "1.25" in applying section 415(e)(2)(B)(i) and (3)(B)(i) of the Code, for any Participant exceeds one hundred percent (100%) for the last Plan Year before the Plan becomes "Top-Heavy," such fractions shall be adjusted, in accordance with applicable regulations, so that their sum does not exceed 100% for such Plan Year.

     (c) Vesting. Any Participant shall be vested in his Profit Sharing and Matching Contributions Account on a basis at least as favorable as is provided under the following schedule:

          Years of Service              Vested Percentage

          Less Than 2 Years             0%

          2 Years But Less Than 3       20%

          3 Years But Less Than 4       40%

          4 Years But Less Than 5       60%

          5 Years But Less Than 6       80%

          6 Years or More               100%


     In any Plan Year in which the Plan is not deemed to be "top- heavy," the vested percentage shall be no less than that which was determined as of the last day of the last Plan Year in which the Plan was deemed to be "top-heavy." The minimum vesting schedule set out above shall apply to all benefits within the meaning of Code section 411(a)(7) except those attributable to employee contributions, including benefits accrued before the effective date of this
Article XV and benefits accrued before the Plan became "top-heavy." Any vesting schedule change caused by alterations in the Plan's "top-heavy" status shall be deemed to result from a Plan amendment giving rise to the right of election required by Code section 411(a)(10)(B)

     (d) Bargaining Unit Employees. The provisions of paragraphs (a) and (c) above shall not apply to any employee included in a unit of employees covered by a collective bargaining agreement if, within the meaning of section 416(i)(4) of the Code, retirement benefits were the subject of good faith bargaining.

                                  ARTICLE XVI
                         Modification of Top-Heavy Rules

16.1 Effective Date. This Article XVI shall apply for purposes of determining whether the plan is a top-heavy plan under section 416(g) of the Code for Plan Years beginning after December 31, 2001, and whether the plan satisfies the minimum benefits requirements of section 416(c) of the Code for such years. This
Article XVI amends Article XV of the Plan.

16.2 Modified Determination of Top-Heavy Status.

     (a) Key Employee. Key Employee means any employee or former employee (including any deceased employee) of an Employer or an Affiliate who at any time during the Plan Year that includes the Determination Date was an officer of an Employer or Affiliate having annual compensation greater than $130,000 (as adjusted under section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), a 5-percent owner of an Employer or Affiliate, or a 1-percent owner of an Employer or Affiliate having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of section 415(c)(3) of the Code. The determination of who is a Key Employee will be made in accordance with section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

     (b) Determination of Present Values And Amounts. This Section 16.2 (b) shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the Determination Date.

          (i) Distributions during year ending on the Determination Date. The present values of accrued benefits and the amounts of account balances of an employee as of the Determination Date shall be increased by the distributions made with respect to the employee under the Plan and any Plan aggregated with the Plan under section 416(g)(2) of the Code during the 1-year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated Plan which, had it not been terminated, would have been aggregated with the Plan under section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting a 5-year period for the 1-year period.

          (ii) Employees Not Performing Services During Year Ending On The Determination Date. The accrued benefits and accounts of any individual who has not performed services for an Employer or Affiliate during the 1-year period ending on the Determination Date shall not be taken into account.

16.3 Minimum Benefits.

     (a) Matching Contributions. Matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of section 416(c)(2) of the Code and the Plan. The preceding sentence shall apply with respect to Matching Contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another Plan, such other Plan. Matching Contributions that are used to satisfy the minimum contribution requirements shall be treated as Matching Contributions for purposes of the actual contribution percentage test and other requirements of section 401(m) of the Code.

     (b) Contributions Under Other Plans. The minimum benefit requirement may be met in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of section 401(k)(12) of the Code and matching contributions with respect to which the requirements of section 401(m)(11) of the Code are met).

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officers, the 6th day of March, 2003.




                                        LIZ CLAIBORNE, INC.

                                        By:          Lawrence D. McClure
                                                     ---------------------------

                                        ATTEST:      William Higley
                                                     ---------------------------

                                  SUPPLEMENT A

                                     TO THE

                           LIZ CLAIBORNE SAVINGS PLAN

                 Special Provisions Applicable to Former Members
               of the Liz Claiborne Profit Sharing Retirement Plan


     This Supplement A sets forth special provisions of the Plan that apply to certain individuals who participated in the Liz Claiborne Profit Sharing Retirement Plan (the "Profit-Sharing Plan"), the assets of which were merged into this Plan as of December 31, 1999.

     A-1 Special Definitions. For purposes of this Supplement A:

     (a) "Company" means Liz Claiborne, Inc., a Delaware corporation.

     (b) "Merger" means the transfer of assets of the Profit Sharing Plan to this Plan effective as of December 31, 1999.

     (c) "Profit Sharing Participant" means an individual who had a Profit Sharing Account as of December 31, 1999.

     (d) "Profit Sharing Plan" means the Profit Sharing Plan, as in effect through December 31, 1999.

     (e) "Transferred Profit Sharing Account" means the account maintained under the Profit Sharing Plan for a Profit Sharing Member on December 31, 1999.

     A-2 Participation in Plan Effective January 1, 2000. Profit Sharing Plan Participants automatically become Members of the Plan effective January 1, 2000.

     A-3 Merger. Effective as of December 31, 1999, the assets of the Profit Sharing Plan and effective as of January 1, 2000 the terms of this Plan supersede in all respects the terms of the Profit Sharing Plan with respect to the Profit Sharing Accounts transferred to the Plan.

     A-4 Transfer of Accounts. Each Profit Sharing Account transferred to the Plan shall be held in a subaccount of the Profit Sharing Contributions Account established for each Participant under the Plan.

     A-5 Investment of Transferred Accounts. During a transition period commencing on the Merger date and ending as soon as practicable thereafter, as determined by the Committee in its sole discretion, Transferred Profit Sharing Accounts shall be invested in such manner as the Committee prescribes. After the transition period, any reallocation of the investment of such accounts, as well as the investment direction for any future contributions allocated to the Participant's Profit Sharing Contributions Account, shall be in accordance with the provisions of the Plan.

     A-6 Pre-Merger Elections and Designations. Notwithstanding any other provision of this Plan, withdrawals or distributions already in process prior to the Merger Date on account of deaths, terminations of employment or participant requests under the Profit Sharing Plan shall continue to be processed under the applicable procedures of the Profit Sharing Plan.

     A-7 Post-Merger Beneficiary Designation. Beneficiary designations made under the Profit Sharing Plan on or before December 31, 1999 by Profit Sharing Participants shall be of no effect with respect to participation in the Plan on and after January 1, 2000, as of which date only beneficiary designations made under the Plan shall be given effect.

     A-8 1999 Contribution. Prior to the filing deadline for its 1999 federal income tax return, the Company, in its sole discretion, may make a contribution to the Profit Sharing Plan with respect to each Profit Sharing Participant who was eligible to share in such a contribution under Article IV of the Profit Sharing Plan, by paying such contribution into the Plan as the continuation of the Profit Sharing Plan by reason of the Merger. Such contribution shall be allocated among such Profit Sharing Participants in accordance with the provisions of the Profit Sharing Plan governing contributions for the 1999 Year and accounted for under the Plan in the Participant's Profit Sharing Contributions Account.

     A-9 Profit Sharing Plan Amended. The provisions of this Supplement A shall be treated as an amendment to and part of the Profit Sharing Plan, to the extent necessary to give full effect to this Supplement. All provisions of the Plan as the continuation and amendment of the Profit Sharing Plan, shall be treated as effective with respect to the Profit Sharing Plan for periods prior to the Merger to the extent necessary for the Profit Sharing Plan to meet applicable requirements of all provisions of law that become effective since the last determination letter with respect to the Profit Sharing Plan effective as of their respective effective dates, including, without limitation, the Uruguay Round Agreements Act (also referred to as GATT), the Uniformed Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, the IRS Restructuring and Reform Act of 1998 and the Community Renewal Tax Relief Act of 2000, effective as of their respective effective dates; such Plan provisions include, without limitation, the following:

     (1) Section 1.2(xliv), relating to compensation being determined for purposes of section 415 of the Code before giving effect to any salary reductions under sections 401(k) or 125 of the Code;

     (2) Section 4.11, relating to contributions in respect of periods of qualified military service as required under section 414(u) of the Code;

     (3) Section 5.2(a), relating to the adjustment under section 415(d) of the Code of the $30,000 annual addition limitation under section 415(c)(1) of the Code;

     (4) Sections 5.3 and 15.12(b), relating to limiting the application of section 415(e) of the Code to limitation years beginning before January 1, 2000;

     (5) Section 9.4, relating to exclusion of hardship distributions from the definition of eligible rollover distribution in accordance with section 402(c)(4) of the Code;

     (6) Section 14.8, relating to the repeal of the family aggregation rules;
     and

     (7) Section 3.9, relating to the definition of "leased employee" as defined under section 414(n) of the Code.

                                  SUPPLEMENT B

                                     TO THE

                           LIZ CLAIBORNE SAVINGS PLAN

       Special Provisions Applicable to Employees of Lucky Brand Dungarees

     This Supplement B sets forth special provisions of the Plan that apply to
(a) certain employees of Lucky Brand Dungarees, Inc. ("Lucky") and (b) certain other individuals who had undistributed accounts under the Lucky Plan on December 31, 1999. Except as otherwise defined below, the terms used herein shall have the meanings set forth in the Plan.

     B-1 Special Definitions. For purposes of this Supplement B:

     (a) "Lucky Accounts" means the account or accounts maintained under the Lucky Plan for a Lucky Participant on December 31, 1999.

     (b) "Lucky Participant" means an individual who had a Lucky Account on December 31, 1999.

     (c) "Lucky Plan" means the Lucky Brand Employee Retirement Plan, and Trust as in effect through December 31, 1999.

     (d) "Merger" means the transfer of assets of the Lucky Plan to this Plan effective December 31, 1999.

     B-2 Merger. Effective as of December 31, 1999, the assets of the Lucky Plan are merged into this Plan and the trust thereunder, and the terms of this Plan supersede the terms of the Lucky Plan with respect to the Lucky Accounts.

     B-3 Requirement for Participation Effective January 1, 2000 for Tax-Saver and Matching Contributions. The following rules modify the provisions of paragraph 3.1(f) of the Plan with respect to Lucky Participants.

     (a) Any individual who was a Lucky Participant on December 31, 1999 shall automatically become a Participant on January 1, 2000 with respect to the Tax Saver and Matching Contributions portions of the Plan.

     (b) Any individual who was not a Lucky Participant on December 31, 1999, but who was on the Lucky payroll on that date and was eligible to join the Lucky Plan on January 1, 2000, shall instead be eligible to participate in the Tax Saver and Matching Contributions portions of the Plan on January 1, 2000.

     (c) Any other individual who was on the Lucky payroll on December 31, 1999 shall be eligible to participate in the Tax Saver and Matching Contributions portions of the Plan on the first day of the month after he reaches age 21 and completes 90 days of service.

The eligibility for Plan participation of an individual whose date of hire by Lucky is after December 31, 1999 shall be determined solely in accordance with the normal provisions of the Plan.

     B-4 Profit Sharing Participation. A Lucky employee shall participate in the Profit Sharing portion of the Plan as of the first day of the month on or after January 1, 2000 after he has satisfied the requirements of Section 3.1 of the Plan. For purposes of paragraph 3.1(f) (iii), service with Lucky both before and after the Merger shall be taken into account in determining whether he has one Year of Eligibility Service. Once he has become a Participant with respect to the Profit Sharing portion of the Plan, such an individual shall be eligible to share in Profit Sharing Contributions only if he meets the requirements therefor under Section 4.14 of the Plan.

     B-5 Transfer of Accounts. Upon transfer to the Plan, a Participant's Lucky Accounts, if any, shall be allocated as follows: amounts in his Elective Account under the Lucky Plan shall be transferred to a Tax-Saver Contributions Account, amounts in his Participant's Account attributable to employer matching contributions shall be transferred to a Matching Contributions Account, and any amounts in a Participant's Rollover Account shall be transferred to a Rollover Account.

     B-6 Investment of Transferred Accounts. During a transition period commencing on the Merger date and ending as soon as practicable thereafter, as determined by the Committee in its sole discretion, Transferred Lucky Accounts shall be invested in such manner as the Committee prescribes. After the end of the transition period, any reallocation of the investment of such accounts, as well as the investment direction for any future contributions allocated to the Participant's Accounts, shall be made in accordance with the rules of the Plan. No transactions, including withdrawals or loans, shall be processed during the foregoing transition period except as provided in subsection B-11.

     B-7 Vesting in Matching Contributions Account. Individuals who were on the Lucky payroll on December 31, 1999 shall vest in their Matching Contributions Accounts (with regard to contributions made both before and after the Merger) in accordance with the following vesting schedule:

          Years of Vesting Service      Vested Percentage
          ------------------------      -----------------
                      1                        20%

                      2                        40%

                      3                        60%

                      4                        80%

                      5                        100%

     B-8 Vesting in Profit Sharing Contributions Account. With respect to any individual who was on the Lucky payroll on December 31, 1999, the vested portion of any Profit Sharing Contributions Account shall be determined in accordance with the normal rules of the Plan; provided, however, that in determining which vesting schedule under paragraph (b) or (c) of Section 7.1 shall apply, the individual's date of hire by Lucky shall be used in determining when an individual is first credited with an "Hour of Service."

     B-9 Calculation of Service for Vesting in Matching and Profit Sharing Contributions Accounts. For any individual who was on the Lucky payroll on December 31, 1999, "Years of Vesting Service" for purposes of calculating the vested portion of his Profit

Sharing Contributions Account and Matching Contributions Account shall be calculated in accordance with the Plan; provided, however, that employment before the Merger shall be taken into account in determining Years of Vesting Service as though it were employment with an Affiliate, except that the first date that a Lucky Participant has an "Hour of Service" shall be deemed to be (i) June 1 of the calendar year of his actual date of hire by Lucky if such actual date of hire was August 1 or later, or (ii) June 1 of the calendar year preceding the calendar year of his actual date of hire by Lucky if such actual date of hire was before August 1st.

     B-10 Post-Merger Beneficiary Designation Required. Beneficiary designations made under the Lucky Plan through December 31, 1999 by Lucky Participants shall be of no effect with respect to participation in the Plan on and after January 1, 2000, as of which date only beneficiary designations made under the Plan shall be given effect.

     B-11 Pre-Merger Elections and Designations. Notwithstanding any other provision of this Plan, withdrawals, distributions or loans already in process prior to the Merger on account of deaths, terminations of employment or participant requests under the Lucky Plan shall continue to be processed under the applicable procedures of the Lucky Plan.

     B-12 Contributions. Prior to the filing deadline for its 1999 federal income tax, Lucky may, in its sole discretion, make a contribution to the Lucky Plan for the 1999 Plan Year with respect to each Lucky Participant who was eligible to share in such contribution under the terms of the Lucky Plan, by paying such contribution into the Plan as the continuation of the Lucky Plan by reason of the Merger. Such contribution shall be allocated among such Lucky Participants in accordance with the provisions of the Lucky Plan governing contributions for the 1999 Plan Year and accounted for under the Plan in the Participant's Matching Contributions Account.

     B-13 Lucky Plan Amended. The provisions of this Supplement B shall be treated as an amendment to and part of the Lucky Plan to the extent necessary to give full effect to this Supplement. All provisions of the Plan, in its capacity as a continuation and amendment of the Lucky Plan, shall be treated as effective with respect to the Lucky Plan for periods prior to the Merger to the extent necessary for the Lucky Plan to meet applicable requirements of law that became effective since the last determination letter with respect to the Lucky Plan, effective as of their respective effective dates, including, without limitation, the Uruguay Round Agreements Act (also referred to as GATT), the Uniformed Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, the IRS Restructuring and Reform Act of 1998 and the Community Renewal Tax Relief Act of 2000, effective as of their respective effective dates; such Plan provisions include, without limitation, the following:

     (1) Section 1.2(xxiii), relating to the definition of highly compensated employee;

     (2) Section 1.2(xliv), relating to compensation being determined for purposes of section 415 of the Code before giving effect to any salary reductions under sections 401(k) or 125 of the Code;

     (3) Section 5.8, relating to the distributions of aggregate excess deferrals based on the amount of contribution by or on behalf of each highly compensated employee and attributable first to the highly compensated employee with the greatest dollar amount of elective deferrals;

     (4) Section 4.11, relating to contributions in respect of periods of qualified military service as required under section 414(u) of the Code;

     (5) Section 5.2(a), relating to the adjustment under section 415(d) of the Code of the $30,000 annual addition limitation under section 415(c)(1) of the Code;

     (6) Sections 5.3 and 15.12(b), relating to limiting the application of section 415(e) of the Code to limitation years beginning before January 1, 2000;

     (7) Section 9.4, relating to exclusion of hardship distributions from the definition of eligible rollover distribution in accordance with section 402(c)(4) of the Code;

     (8) Section 14.8, relating to the repeal of the family aggregation rules;
     and

     (9) Section 3.9, relating to the definition of "leased employee" as defined under section 414(n) of the Code.

                                  SUPPLEMENT C

                                     TO THE

                           LIZ CLAIBORNE SAVINGS PLAN

           Special Provisions Applicable to Employees of Segrets, Inc.


     This Supplement C sets forth special provisions of the Plan that apply to
(a) certain employees of Segrets, Inc. ("Segrets") and (b) other individuals who had undistributed accounts under the Segrets Plan on December 31, 1999. Except as otherwise defined below, the terms used herein shall have the meanings set forth in the Plan.

     C-1 Special Definitions. For purposes of this Supplement C:

     (a) "Segrets Accounts" means the account or accounts maintained under the Segrets Plan for a Segrets Participant on December 31, 1999.

     (b) "Segrets Participant" means an individual who had a Segrets Account on December 31, 1999.

     (c) "Segrets Plan" means the Segrets, Inc. 401(k) Plan, as in effect through December 31, 1999.

     (d) "Merger" means the transfer of assets of the Segrets Plan to this Plan effective as of December 31, 1999.

     C-2 Merger. Effective as of December 31, 1999, the assets of the Segrets Plan are merged into this Plan and the trust thereunder, and the terms of this Plan supersede the terms of the Segrets Plan with respect to the Segrets Accounts.

     C-3 Segrets Employees Eligible to Join the Plan Effective January 1, 2000 for Purposes of Tax-Saver and Matching Contributions. The following rules modify the provisions of paragraph 3.1(f) of the Plan with respect to Segrets Participants.

     (a) Any individual who was a Segrets Participant on December 31, 1999 shall automatically become a Participant in the Tax Saver and Matching Contributions portions of the Plan on January 1, 2000.

     (b) Any individual who was not a Segrets Participant on December 31, 1999, but who was on the Segrets payroll on that date and was eligible to join the Segrets Plan on January 1, 2000, shall instead be eligible to participate in the Tax Saver and Matching Contributions portions of the Plan on January 1, 2000.

     (c) Any other individual who was on the Segrets payroll on December 31, 1999 shall be eligible to join the Tax Saver and Matching Contributions portions of the Plan on the first day of the month after he or she reaches age 18 and completes one Year of Eligibility Service.

The eligibility for Plan participation of an individual whose date of hire by Segrets is after December 31, 1999 shall be determined solely in accordance with the normal provisions of the Plan.

     C-4 Profit Sharing Participation. A Segrets employee shall participate in the Profit Sharing portion of the Plan as of the first day of the month on or after January 1, 2000 after he has satisfied the requirements of Section 3.1. For purposes of paragraph 3.1(f)(iii), service with Segrets both before and after the Merger shall be taken into account in determining whether he has one Year of Eligibility Service. Once he has become a Participant in the Profit Sharing portion of the Plan, such an individual shall be eligible to share in the Profit Sharing Contribution for a Plan Year only if he meets the requirements of Section 4.14 for that Plan Year.

     C-5 Transfer of Accounts. Upon transfer to the Plan, a Participant's Segrets Accounts, if any, shall be allocated as follows: amounts attributable to Salary Reduction Contributions will be transferred to a Tax-Saver Contributions Account, amounts attributable to employer Matching Contributions will be transferred to a Matching Contributions Account, and any amounts attributable to a participant Rollover Contribution will be transferred to a Rollover Account.

     C-6 Investment of Transferred Accounts. During a transition period commencing on the Merger date and ending as soon as practicable thereafter, as determined by the Committee in its sole discretion, Transferred Segrets Accounts shall be invested in such manner as the Committee prescribes. After the end of the transition period any reallocation of the investment of such accounts, as well as the investment direction for any future contributions allocated to the Participant's accounts, shall be in accordance with the rules of the Plan. No transactions shall be processed during the transition period, such as withdrawals, investments changes or loans, except as provided in subsection C-10.

     C-7 Vesting in Profit Sharing Contributions Account. With respect to any individual who was on the Segrets payroll on December 31, 1999, the vested portion of any Profit Sharing Contributions Account shall be determined in accordance with the normal rules of the Plan; provided, however, that in determining which vesting schedule under paragraph (b) or (c) of Section 7.1 shall apply, the individual's date of hire by Segrets shall be used in determining when an individual is first credited with an "Hour of Service."

     C-8 Calculation of Service for Vesting in Profit Sharing and Matching Contributions Accounts. With respect to any individual who was on the Segrets payroll on December 31, 1999, "Years of Vesting Service" for purposes of calculating the vested portion of his Profit Sharing and Matching Contributions Accounts shall be calculated in accordance with the Plan; provided, however, that employment with Segrets before the Merger shall be taken into account in determining Years of Vesting Service as though it were employment with an Affiliate, except that the first date for which such an individual has an "Hour of Service" shall be deemed to be (i) June 1 of the calendar year of his actual date of hire if such actual date of hire was August 1 or later, or (ii) June 1 of the calendar year preceding the calendar year of his actual date of hire if such actual date of hire was before August 1st.

     C-9 Post-Merger Beneficiary Designation Required. Beneficiary designations made under the Segrets Plan through December 31, 1999 by Segrets Participants shall be of no effect with respect to the Plan on and after January 1, 2000, as of which date only beneficiary designations made under the Plan shall be given effect.

     C-10 Pre-Merger Elections and Designations. Notwithstanding any other provision of this Plan, withdrawals, distributions or loans already in process prior to the Merger on account of deaths, terminations of employment or participant requests under the Segrets Plan shall continue to be processed in accordance with the applicable provisions of the Segrets Plan.

     C-11 Contributions. Prior to the filing deadline for its 1999 federal income tax return, Segrets, in its sole discretion, may make a contribution to the Segrets Plan with respect to each Segrets Participant who was eligible to share in such contribution under section 4.04 of the Segrets Plan by paying such contribution into the Plan as the continuation of the Segrets Plan by reason of the Merger. Such contribution shall be allocated among such Segrets Participants in accordance with the provisions of the Segrets Plan governing contributions for the 1999 Plan Year and accounted for under the Plan in the Participant's Matching Contributions Account.

     C-12 Segrets Plan Amended. The provisions of this Supplement C shall be treated as an amendment to and part of the Segrets Plan to the extent necessary to give full effect to this Supplement. All provisions of the Plan, in its capacity as a continuation and amendment of the Segrets Plan, shall be treated as effective with respect to the Segrets Plan for periods prior to the Merger to the extent necessary for the Segrets Plan to meet applicable requirements of law that became effective since the last determination letter with respect to the Segrets Plan, effective as of their respective effective dates, including, without limitation, the Uruguay Round Agreements Act (also referred to as GATT), the Uniformed Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, the IRS Restructuring and Reform Act of 1998 and the Community Renewal Tax Relief Act of 2000, effective as of their respective effective dates; such Plan provisions include, without limitation, the following:

     (1) Section 1.2(xxiii), relating to the definition of highly compensated employee;

     (2) Section 1.2(xliv), relating to compensation being determined for purposes of section 415 of the Code before giving effect to any salary reductions under sections 401(k) or 125 of the Code;

     (3) Section 5.8, relating to the distributions of aggregate excess deferrals based on the amount of contribution by or on behalf of each highly compensated employee and attributable first to the highly compensated employee with the greatest dollar amount of elective deferrals;

     (4) Section 4.11, relating to contributions in respect of periods of qualified military service as required under section 414(u) of the Code;

     (5) Section 5.2(a), relating to the adjustment under section 415(d) of the Code of the $30,000 annual addition limitation under section 415(c)(1) of the Code;

     (6) Sections 5.3 and 15.12(b), relating to limiting the application of section 415(e) of the Code to limitation years beginning before January 1, 2000;

     (7) Section 9.4, relating to exclusion of hardship distributions from the definition of eligible rollover distribution in accordance with section 402(c)(4) of the Code;

     (8) Section 14.8, relating to the repeal of the family aggregation rules;
     and

     (9) Section 3.9, relating to the definition of "leased employee" as defined under section 414(n) of the Code.

                                  SUPPLEMENT D

                                     TO THE

                           LIZ CLAIBORNE SAVINGS PLAN

              Special Provisions Applicable to Former Participants
            in the Podell Industries, Inc. 401(k) Profit Sharing Plan


     This Supplement D sets forth special provisions of the Plan that apply to individuals who had account balances under the Laundry Plan on April 1, 2000. Except as otherwise defined below, the terms used herein shall have the meanings set forth elsewhere in the Plan.

     D-1 Special Definitions. For purposes of this Supplement D:

     (a) "Laundry" means Podell Industries, Inc. and its subsidiary Laundry,
     Inc.

     (b) "Laundry Accounts" means the account or accounts maintained under the Laundry Plan for a Laundry Participant on April 1, 2000.

     (c) "Laundry Participant" means an individual who had a Laundry Account on April 1, 2000.

     (d) "Laundry Plan" means the Podell Industries, Inc. 401(k) Profit Sharing Plan, as in effect through April 1, 2000.

     (e) "Merger" means the transfer of assets of the Laundry Plan to this Plan effective as of April 1, 2000.

     D-2. Merger. Effective as of April 1, 2000, the assets of the Laundry Plan are merged into this Plan and the trust thereunder and effective as of April 1, 2000 the terms of this Plan supersede in all respects the terms of the Laundry Plan with respect to the Laundry Accounts transferred to the Plan.

     D-3. Eligibility. The following rules modify the provisions of paragraph 3.1(f) of the Plan with respect to Laundry Participants.

     (a) Any individual who was a Laundry Participant on March 31, 2000 shall automatically become a Participant in the Plan on April 1, 2000 for purposes of making Tax Saver Contributions.

     (b) Any individual who was not a Laundry Participant on March 31, 2000, but who was on the Laundry payroll on that date shall be eligible to participate in the Plan for purposes of making Tax Saver Contributions on the date on or after April 1, 2000 on which he satisfies the eligibility requirements set forth in the Laundry Plan as of March 31, 2000. For purposes of this paragraph (b), service with Laundry or another Employer or Affiliate after the Merger will be counted in the same manner as service with Laundry prior to the Merger.

     (c) The eligibility for Plan participation of an individual whose date of hire by Laundry is after March 31, 2000 shall be determined solely in accordance with the regular provisions of the Plan.

     (d) Participation in the Plan for purposes of receiving Matching Contributions and Profit Sharing Contributions shall be determined under
     Section 3.1, except that service with Laundry prior to its acquisition by the Company shall be deemed to be service with an Affiliate.

     D-4 Transfer of Accounts. Upon transfer to the Plan, a Participant's Laundry Accounts, if any, shall be allocated as follows: amounts in his Deferral Contributions Account under the Laundry Plan shall be transferred to a Tax-Saver Contributions Account, amounts in his Regular Matching Contributions Account shall be transferred to a Matching Contributions Account, and any amounts attributable to a rollover contribution shall be transferred to a Rollover Account.

     D-5 Investment of Transferred Amounts. During a transition period commencing on the Merger date and ending as soon as practicable thereafter, as determined by the Committee in its sole discretion, Transferred Laundry Accounts shall be invested in such manner as the Committee prescribes. After the end of the transition period, Participants may elect to have such accounts reallocated among the Investment Funds in accordance with the normal provisions of the Plan. No transactions, such as withdrawals or loans, shall be processed during the transition period except as provided in subsection D-11.

     D-6 Vesting in Matching Contributions Account. Individuals who were on the Laundry payroll on June 30, 2000 shall be vested in their Matching Contributions Account (with regard to contributions made both before and after the Merger) in accordance with the following vesting schedule.

          Years of Service              Vested Percentage

          less than 2                   0%

          2                             33-1/3%

          3                             66-2/3%

          4 or more                     100%

     D-7 Calculation of Service for Vesting in Matching Contributions Account. With respect to any individual who was on the Laundry payroll on March 31, 2000, "Years of Vesting Service" for purposes of calculating the vested portion of his Matching Contributions Account shall be calculated in accordance with the Plan; provided, however, that for this purpose (a) employment both before and after the Merger shall be taken into account, and (b) the first date for which such an individual has an "Hour of Service" shall be deemed to be (i) June 1 of the calendar year of his actual date of hire if such actual date of hire was August 1 or later, or (ii) June 1 of the calendar year preceding the calendar year of his actual date of hire if such actual date of hire was before August 1.

     D-8 Vesting in Profit Sharing Contributions Account. With respect to any individual who was on the Laundry payroll on March 31, 2000, the vested portion of any Profit Sharing Contributions Account shall be determined in accordance with the normal rules of the Plan; provided, however, that in determining which vesting schedule under paragraph (b) or (c) of Section 7.1 shall apply, the individual's date of hire by Laundry shall be used in determining when such an individual is first credited with an "Hour of Service."

     D-9 Calculation of Service for Vesting in Profit Sharing Contribution Account. For any individual who was on the Laundry payroll on March 31, 2000, "Years of

Vesting Service" for purposes of calculating the vested portion of his Profit Sharing Contributions Account shall be calculated in accordance with the Plan; provided, however, that employment with Laundry both before and after the Merger shall be taken into account in determining such individual's Years of Vesting Service.

     D-10 Post-Merger Beneficiary Designation Required. Beneficiary designations made under the Laundry Plan through March 31, 2000 by Laundry Participants shall be of no effect with respect to the Plan on and after April 1, 2000, as of which date only beneficiary designations made under the Plan shall be given effect.

     D-11 Pre-Merger Elections and Designations. Notwithstanding any other provision of this Plan, withdrawals, distributions or loans in process prior to the Merger on account of deaths, or terminations of employment or participant requests occurring or made prior to April 1, 2000 shall continue to be processed under the applicable procedures of the Laundry Plan.

     D-12 Laundry Plan Amended. The provisions of this Supplement D shall be treated as an amendment to and part of the Laundry Plan, to the extent necessary to give full effect to this Supplement. All provisions of the Plan, in its capacity as a continuation and amendment of the Laundry Plan, shall be treated as effective with respect to the Laundry Plan for periods prior to the Merger to the extent necessary for the Laundry Plan to meet applicable requirements of all provisions of law that become effective since the last determination letter with respect to the Laundry Plan effective as of their respective effective dates, including, without limitation, the Uruguay Round Agreements Act (also referred to as GATT), the Uniformed Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, the IRS Restructuring and Reform Act of 1998 and the Community Renewal Tax Relief Act of 2000, effective as of their respective effective dates; such Plan provisions include, without limitation, the following:

     (1) Section 1.2(xxiii), relating to the definition of highly compensated employee;

     (2) Section 1.2(xliv), relating to compensation being determined for purposes of section 415 of the Code before giving effect to any salary reductions under sections 401(k) or 125 of the Code;

     (3) Section 5.8, relating to the distributions of aggregate excess deferrals based on the amount of contribution by or on behalf of each highly compensated employee and attributable first to the highly compensated employee with the greatest dollar amount of elective deferrals;

     (4) Section 4.11, relating to contributions in respect of periods of qualified military service as required under section 414(u) of the Code;

     (5) Section 5.2(a), relating to the adjustment under section 415(d) of the Code of the $30,000 annual addition limitation under section 415(c)(1) of the Code;

     (6) Sections 5.3 and 15.12(b), relating to limiting the application of section 415(e) of the Code to limitation years beginning before January 1, 2000;

     (7) Section 9.4, relating to exclusion of hardship distributions from the definition of eligible rollover distribution in accordance with section 402(c)(4) of the Code;

     (8) Section 14.8, relating to the repeal of the family aggregation rules;
     and

     (9) Section 3.9, relating to the definition of "leased employee" as defined under section 414(n) of the Code.

                                  SUPPLEMENT E

                                     TO THE
              LIZ CLAIBORNE 401(K) SAVINGS AND PROFIT SHARING PLAN

         Special Provisions Applicable to Employees of Ellen Tracy, Inc.

           This Supplement E sets forth special provisions of the Plan that apply to employees of Ellen Tracy, Inc. and its subsidiaries ("Tracy") and other individuals who had undistributed accounts under the Ellen Tracy, Inc. Profit-Sharing Plan (the "Tracy Profit-Sharing Plan") and the Ellen Tracy, Inc. 401(k) Savings Plan (the "Tracy Savings Plan")(together, the "Tracy Plans") on December 31, 2002. Except as otherwise defined below, the terms used herein shall have the meanings set forth in the Plan.

     E-1 Special Definitions. For purposes of this Supplement E:

          (a). "Merger" means the transfer of assets of the Tracy Plans to this Plan effective as of February 1, 2003.

          (b). "Tracy Accounts" means the account or accounts maintained under one or both of the Tracy Plans for a Tracy Participant on January 1, 2003.

          (c). "Tracy Participant" means an individual who had a Tracy Account on January 1, 2003.

     E-2 Participation of Tracy Employees in Tax-Saver and Matching Contributions. Any individual who was on the Tracy payroll on December 31, 2002 shall be eligible to participate in the Tax-Saver and Matching Contributions portions of the Plan on January 1, 2003.

     E-3 Profit Sharing Participation. A Tracy employee shall participate in the Profit Sharing portion of the Plan as of the first day of the month on or after January 1, 2003 after he has satisfied the requirements of Section
     3.1. For purposes of Section 3.1(f)(iii), service with Tracy before the Merger shall be taken into account in determining whether a Participant has one Year of Eligibility Service. Once he has become a Participant in the Profit Sharing portion of the Plan, such an individual shall be eligible to share in the Profit Sharing Contribution for a Plan Year only if he meets the requirements of Section 4.14 for that Plan Year.

     E-4 Merger. Effective as of February 1, 2003, the Tracy Savings Plan and the Tracy Profit Sharing Plan are merged into this Plan, and the terms of this Plan supersede the terms of the Tracy Plans. All persons (including current and former employees and their beneficiaries) having an interest under the Tracy Plans prior to February 1, 2003 shall, on and after February 1, 2003, be entitled to benefits solely from the Plan (including this Supplement E), in lieu of any and all interest which they had or may have had under the Tracy Plans.

     E-5 Vesting in Profit Sharing Contributions Account. A subaccount shall be established under a Tracy Participant's Profit Sharing Contributions Account to reflect amounts transferred from the Tracy Profit Sharing Plan, and the vested balance of such subaccount shall be determined according to the following schedule:

          Years of Vesting Service      Vested Percentage

          Less than 2                   0 percent

          2                             20 percent

          3                             40 percent

          4                             60 percent

          5                             80 percent

          6                             100 percent



     E-6 Recognition of Tracy Service and Calculation of Years of Vesting Service. Any Tracy Participant employed by the Company or an Affiliate on December 31, 2002 shall have his service with Tracy prior to January 1, 2003 recognized for purposes of eligibility to participate and vesting under this Plan. For purposes of determining the Years of Vesting Service of such a Participant, for periods prior to January 1, 2003 such service shall be calculated in accordance with the hours-of-service methodology set forth in the Tracy Profit-Sharing Plan, recognizing employment with Tracy as though it were employment with an Affiliate, and for periods thereafter shall be calculated in accordance with the terms of the Plan using the elapsed time method for crediting service set forth in
     Section 2.3 of the Plan. Years of Eligibility Service shall be determined in accordance with Section 2.2 of the Plan for any Tracy Participant who does not have a year of eligibility service under the Tracy Profit-Sharing Plan as of January 1, 2003.

     E-7 Allocation of Transferred Assets. Funds transferred to the Trustee in respect of a Participant's Tracy Account shall be allocated under the Plan to such Participant's Tax-Saver Contributions Account, Matching Contributions Account, Profit Sharing Contributions Account, and Rollover Account, as applicable.

     E-8 Investment of Transferred Accounts. During a transition period commencing on the Merger date and ending as soon as practicable thereafter, as determined by the Committee in its sole discretion, transferred Tracy Accounts shall be invested in such manner as the Committee prescribes. After the end of the transition period any reallocation of the investment of such accounts, as well as the investment direction of any future contributions allocated to the Participant's accounts, shall be in accordance with the rules of the Plan. No transactions shall be processed during the transition period, such as withdrawals, investment changes or loans, except as provided in subsection E-9.

     E-9 Post-Merger Beneficiary Designation Required. Beneficiary designations made under the Tracy Plans through January 31, 2003 by Tracy Participants shall be of no effect with respect to the Plan on and after February 1, 2003, as of which date only beneficiary designations made under the Plan shall be given effect.

     E-10 Pre-Merger Elections and Designations. Notwithstanding any other provision of this Plan, withdrawals, distributions, or loans already in process prior to the Merger on account of deaths, terminations of employment or participant requests under the Tracy Plans shall continue to be processed in accordance with the applicable provisions of the appropriate Tracy Plan.

     E-11 Alternative Forms of Payment Preserved to March 3, 2003. Any individual who is a Tracy Participant at the time of his termination of employment with an Employer or Affiliate, and any other Tracy Participant who is not employed by an Employer or Affiliate who has a vested Tracy Account exceeding $5,000 with respect to the Tracy Savings Plan and who elects in accordance with the procedures established by the Committee to receive a distribution commencing as of a date on or before March 3, 2003 may elect one of the forms of benefit available under Section 9.2 of the Tracy Savings Plan prior to the Merger with respect to the vested amounts held in his Tax-Saver Contributions and Rollover Accounts attributable to such individual's Tracy Account.

     E-12 Outstanding Loans For a Tracy Participant. Loans held under the Tracy Savings Plan shall be transferred to this Plan to be held by the Trustee as assets of the Plan and shall be governed by the terms of such loans in effect immediately preceding the Merger. A Tracy Participant shall be entitled to additional loans in accordance with Article VIII, provided, however, that any loan transferred to the Plan that is still outstanding shall be taken into account in determining eligibility for future loans.

     E-13 Withdrawals During Employment. A Tracy Participant who is employed by an Employer or Affiliate may elect to withdraw all or any portion of his Rollover Account (including investment earnings attributable thereto) reflecting amounts transferred from a Tracy Account once in any six-month period.